UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ILLINOIS TOOL WORKS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ITW Notice of 2024 Annual Meeting and Proxy Stateme

About ITW

Founded in 1912, Illinois Tool Works Inc. (“ITW,” “we,” “our,” “us,” or the “Company”) (NYSE: ITW) is a Fortune 300 global multi-industry manufacturing leader with revenue of $16 billion in 2025. The Company’s seven industry-leading segments leverage the unique ITW Business Model to drive solid growth with best-in-class margins and returns in markets where highly innovative, customer-focused solutions are required. ITW’s approximately 43,000 dedicated colleagues around the world thrive in the Company’s decentralized and entrepreneurial culture. To learn more, please visit www.itw.com. The information accessible through our corporate website is not incorporated by reference into and is not a part of this Proxy Statement or incorporated by reference into any of our other filings with the SEC.

A Global Industrial Leader Built Around a Differentiated Business Model, Powered by Innovation
•
Our 80/20 Front-to-Back Business Management Process is a proprietary operating system that we apply in every ITW business. Through the application of our 80/20 business management process, we structure and focus our businesses to uniquely satisfy the needs of our largest and most profitable customers and eliminate the costs, complexity and distractions associated with serving smaller and less profitable customers. As a result, our businesses consistently deliver solid growth with best-in-class total cost productivity by concentrating our efforts, investments and resources on the key customers and products that are best positioned for profitable organic growth.
•
Our Customer-Back Innovation (“CBI”) means we develop solutions to solve our customers’ biggest challenges – innovating from the customer back, not from the research and development center out. This unique element of our Business Model is especially critical to achieve ITW’s organic growth goal for the Next Phase of our Enterprise Strategy. To enhance the effectiveness of our team, in 2024 we rolled out a reinvigorated CBI framework based on our extensive Company-wide experience and decades of successful innovation. Just as we systematically strengthened, our 80/20 Front-to-Back capability over the past decade, we codified our innovation framework into a disciplined, repeatable process. Following the 2024 rollout, 2025 was defined by divisions applying the framework to their specific market needs. CBI is the primary engine for achieving our organic growth goals, and with this momentum, we are confident that above-market growth, fueled by CBI, will become a defining ITW strength.
•
Our Decentralized, Entrepreneurial Culture allows us to be fast, focused and responsive. Our people are clear about what is expected of them with regard to our Business Model, our strategy and our values. Within this framework, we empower our business teams to make decisions and customize their approach in order to maximize the relevance and impact of the ITW Business Model for their specific customers and end markets. Our people thrive in ITW’s “flexibility within the framework” culture; they think and act like entrepreneurs, they are accountable and they deliver.

2026 PROXY STATEMENT	i

About ITW

ITW’s Diversified, High-Quality Business Portfolio

At ITW, we believe operating margin is the best indicator of relative competitive advantage, as it incorporates both the level of value-add in the solutions a business provides to its customers and the efficiency of its processes to produce and distribute them.

2025 Segment Operating Margin vs. Segment Peer Group Average1

ITW Operating Margin	Segment Peer Group Operating Margin[1]

[1]	See Appendix A for segment peer group definitions.
[2]

Test & Measurement and Electronics and Polymers & Fluids exclude 130 basis points and 150 basis points, respectively, of unfavorable operating margin impact of amortization expense related to intangible assets.

ii

Letter from our Non-Executive Chairman and Independent Lead Director

Dear Fellow Shareholders,

On behalf of the Board of Directors and our senior leadership team, we are pleased to invite you to attend ITW’s Annual Meeting of Stockholders, which will be held virtually on Friday, May 8, 2026, at 8:30 a.m. Central Time (the “Annual Meeting”). You may attend the meeting by visiting the login page at www.virtualshareholdermeeting.com/ITW2026.

We encourage you to review this Proxy Statement, which outlines the proposals on which you will have a chance to vote. Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible on the Internet, by telephone or by mail, by reviewing the instructions on the enclosed proxy card or the electronic proxy material delivery notice.

Looking back on 2025, ITW’s strong Business Model and diverse, high-quality portfolio fueled another year of excellent operational and financial results. We consistently exceeded end market growth, boosted profitability and margins, and achieved best-in-class operating margin, and after-tax return on invested capital.

2025 marked the second year of the Next Phase (2024-2030) Enterprise Strategy, and we made significant progress toward our long-term strategic objectives. With organic growth as our top priority, we continue to target 4%+ high-quality growth through the cycle. Customer-Back Innovation (“CBI”) is central to this mission. We are encouraged by our 2.4% CBI contribution to revenue growth in 2025 – an improvement of 40 basis points over 2024 – as we continue to advance toward our 3%+ CBI target by 2030.

This progress reinforces our momentum towards making above-market organic growth a core strength for ITW, matching our best-in-class financial performance and operational excellence.

Sincerely,

E. Scott Santi Non-Executive Chairman	Richard H. Lenny Independent Lead Director

2026 PROXY STATEMENT	iii

Notice of 2026 Annual Meeting of Stockholders

Time and Date	Virtual Meeting	Record Date

May 8, 2026 8:30 AM Central Time	Live via webcast: www.virtualshareholdermeeting.com/ITW2026	Only stockholders of record at the close of business on March 9, 2026 are entitled to vote

Items of Business

1	2	3	4

To elect the thirteen director nominees named in this Proxy Statement	To approve, on an advisory basis, the Company’s executive compensation	To ratify the appointment of Deloitte & Touche LLP as ITW’s independent registered public accounting firm for 2026	To consider a non-binding stockholder proposal for Directors Who Fail To Obtain a Majority Vote
“FOR” each director nominee	“FOR”	“FOR”	“AGAINST”

See Page 9	See Page 32	See Page 67	See Page 70

To conduct any other business as may be properly brought before the meeting.

Virtual Meeting

The Annual Meeting will be held in virtual format and will be accessible to all of our stockholders. The virtual Annual Meeting will afford our stockholders the same rights and opportunities as an in-person meeting, allowing for active participation by all of our stockholders at no cost, regardless of their geographic location.

To attend the Annual Meeting, vote and submit questions during the Annual Meeting, go to www.virtualshareholdermeeting.com/ITW2026 on the date of the meeting. You will need to enter the 16-digit control number on your proxy card, voting instructions on Notice of Internet Availability you previously received. See additional instructions on page 73 of the Proxy Statement.

Form 10-K

Our Form 10-K for fiscal year 2025 is enclosed if you received proxy materials by mail. The Form 10-K is accessible on the Internet at www.proxyvote.com if you received the Notice of Internet Availability of Proxy Materials or previously consented to electronic delivery of proxy materials.

By Order of the Board of Directors,

Christopher P. Rauch

Secretary

March 27, 2026

iv

Notice of 2026 Annual Meeting of Stockholders

Your Vote is Important

Whether or not you plan to attend the Annual Meeting, please vote your proxy either by using the Internet or telephone as further explained in this Proxy Statement or by filling in, signing, dating, and promptly mailing a proxy card.

How To Vote

You may vote your shares in one of the following four ways:

By Telephone	Online	By Mail	At the meeting

Toll-free by calling 1-800-690-6903	By visiting www.proxyvote.com	By marking, dating, and signing your proxy card or voting instruction form and returning it in the postage-paid envelope	During the virtual meeting you can submit a vote

For more information on how to vote your shares (including if those shares are held through a bank or a broker) or how to attend the Annual Meeting online, please go to “Other Information - Voting and Virtual Annual Meeting Information” in this Proxy Statement.

This Proxy Statement and the accompanying materials are first being mailed or made available to stockholders on or about March 27, 2026.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 8, 2026:

The Notice of Annual Meeting, Proxy Statement and Form 10-K are available at www.proxyvote.com. Enter the 16-digit control number located in the box next to the arrow on the Notice of Internet Availability of Proxy Materials or proxy card to view these materials. These materials are also available on the Company’s website at www.itw.com under the “Investor Relations” link. Paper copies are available without charge upon written request to the Company at Illinois Tool Works Inc., 155 Harlem Avenue, Glenview, Illinois 60025, Attention: Secretary.

2026 PROXY STATEMENT	v

Table of Contents

About ITW	i	Executive Compensation	32
Letter from our Non-Executive Chairman and Independent Lead Director	iii	Proposal 2 – Advisory Vote to Approve Executive Compensation	32
		Compensation Discussion and Analysis	33
Notice of 2026 Annual Meeting of Stockholders	iv	Executive Overview	34
2025 Company Performance Highlights	1	Executive Compensation Highlights	38
ITW’s Long-term Enterprise Strategy	1	How We Make Compensation Decisions	40
Proxy Summary	5	Components of the 2025 Executive Compensation Program	41
Proposal 1 – Election of Directors	9	Compensation Governance Practices and Policies	46
Director Election	9	NEO Compensation	48
2026 Director Nominee Biographies	10	Summary Compensation Table	48
Director Qualifications and Succession Planning	16	Grants of Plan-Based Awards	50
Director Nominees Skills and Experience	17	Long-Standing Practices Regarding Stock Option Grants	51
Director Independence	17	Outstanding Equity Awards at Fiscal Year-End 2025	52
Director Candidate Selection Process	18	Option Exercises and Stock Vested	53
Stockholder Nominations	18	Pension Benefits	53
Corporate Governance	19	ITW Retirement Plans	53
Board of Directors Leadership and Structure	19	Potential Payments upon Termination	56
Committees of the Board	20	Summary of Termination and Change-in-Control Provisions	59
Key Areas of Board Oversight and Role of the Board and Committees in Risk Oversight	23
Shareholder Engagement	25	Termination and Change-in-Control Payments and Benefits	60
Other Corporate Governance Policies and Practices	26	Compensation Committee Report	62
Director Compensation	28	Equity Compensation Plan Information	63
Director Compensation Program	28	Pay Ratio	63
2025 Director Compensation Table	29	Pay Versus Performance	64
Director Stock Ownership Guidelines	29	Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm	67
Beneficial Ownership of Common Stock	30	Audit Committee Report	69
Director and Executive Officers	30	Proposal 4 – Non-Binding Stockholder Proposal for Directors Who Fail To Obtain A Majority Vote	70
Principal Stockholders	31	Other Information	73
		Voting and Virtual Annual Meeting Information	73
		Submitting Proxy Proposals and Director Nominations for the 2027 Annual Meeting	78
		Appendix A	A-1

Websites:

Links to websites included in this Proxy Statement are provided solely for convenience. Information contained on websites, including our website, is not, and will not be deemed to be, a part of this Proxy Statement or incorporated by reference into any of our other filings with the Securities and Exchange Commission (the “SEC”).

Forward-Looking Statements

This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “believe,” “expect,” “plan,” “intend,” “may,” “strategy,” “prospects,” “estimate,” “will,” “should,” “could,” “project,” “target,” “anticipate,” “guidance,” “forecast,” and other similar words, including, without limitation, statements regarding the Company’s long-term Enterprise Strategy objectives, core TSR model targets, CBI Yield estimates and targets, performance targets and environmental, social and governance matters, including targets and goals. These statements are subject to certain risks, uncertainties, and other factors, which could cause actual results to differ materially from those anticipated. Such risks include those contained in ITW’s Form 10-K for the year ended December 31, 2025 and other documents ITW files with the SEC. These risks are not all-inclusive and given these and other possible risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Any forward-looking statements made by ITW speak only as of the date on which they are made. ITW is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by law.

2025 Company Performance Highlights

49 Countries	88 Divisions	~43,000 Colleagues	~21,800 Patent Portfolio

$16B +1% Revenue	2.4%, +40bps[1] Customer-Back Innovation Yield	$10.49, +3% GAAP Earnings Per Share[2]

26.3% Operating Margin	29.3% After-tax ROIC[2]	$0.8B Internal Investments in growth and productivity

$6.22, +7% Dividends Declared 62 years of dividend increases	$3.3B Surplus capital returned to shareholders through dividends and share repurchases	+27% Combined increase in patent filings across 2024 and 2025

[1]	Customer-Back Innovation Yield is year-over-year increase in revenue generated by a new product or service that provides an increase to customer value as compared to existing available products.
[2]

After-tax ROIC is a non-GAAP measure. See Appendix A for information regarding this and other non-GAAP measures. 2024 EPS of $10.15 excludes $0.30 from the LIFO accounting method change in Q1 2024 and $1.26 from the Wilsonart transaction in Q3 2024.

ITW’s Long-term Enterprise Strategy: Leveraging ITW’s Powerful Business Model to Its Full Potential

Since 2012, we have successfully transformed ITW from a “middle of the pack” industrial company to one of the highest-quality, best performing, and most respected industrial companies in the world. In doing so, we demonstrated that ITW has the most powerful and competitive business model in the industrial arena.

Best-in-Class Business Model = Best-in-Class Performance

	2012	2025
Revenue	$17.9B	$16.0B
Operating Income	$2.8B	$4.2B
Operating Margin	15.9%	26.3%
Earnings Per Share (EPS)	$3.21[1]	$10.49
After-tax ROIC[1]	14.5%[2]	29.3%
Dividends Declared per Share	$1.48	$6.22
Market Cap[3]	$23B	$71B

[1]	After-tax ROIC and 2012 adjusted EPS are non-GAAP measures — see Appendix A for information regarding these non-GAAP measures.
[2]	As reported in the Company's 2013 Form 10-K.
[3]	As of January 1, 2012 and December 31, 2025.

1

2025 Company Highlights and Strategy Overview

ITW’s Enterprise Strategy: Next Phase (2024-2030)

Achieving high-quality organic growth of four percent plus through the cycle is our highest priority in the Next Phase. Simply put, our goal is to build high-quality, above-market organic growth into a defining ITW strength on par with our best-in-class operational capabilities and financial performance by 2030. Customer-Back Innovation (“CBI”) is the most impactful lever for achieving our organic growth target, and we are focused on positioning the Company to consistently deliver a 3 percent plus annual CBI contribution to revenue growth by 2030.

Organic Growth Fueled by Customer-Back Innovation

2026 PROXY STATEMENT	2

2025 Company Highlights and Strategy Overview

ITW’s Core Total Shareholder Return (“TSR”) Model: 2024-2030

Achieving our 4%+ ANNUAL ORGANIC GROWTH target at ITW's best-in-class margins and returns WILL PRODUCE CONSISTENT DOUBLE-DIGIT TSR:

4%+
Avg. Annual Organic Growth
35 - 40% Incremental margins
7-8%
Avg. Annual Operating Income Growth
+2 - 3% Share repurchases/ high-quality acquisitions
9-10%
Avg. Annual Earnings Per Share Growth
+2 - 3% Dividend yield
11-13%
Avg. Annual Total Shareholder Return

3

2025 Company Highlights and Strategy Overview

ITW and Sustainability

Sustainability is a long-standing ITW priority, deeply rooted in our core values and governed by disciplined practices. We are inspired to make a meaningful difference for the environment, our people and our communities. Aligned with the Next Phase of our Enterprise Strategy, our approach to sustainability is holistic and integral to our goal of being one of the world’s best-performing, highest-quality industrial companies. Our strategy rests on four pillars:

Our Demonstrated Commitment to the Highest Level of Ethical Conduct. ITW’s commitment to strong corporate governance, ethical conduct and compliance is rooted in our core values and sets the foundation for how we operate our business every day. ITW’s Board of Directors (“Board”) is responsible for providing oversight and strategic guidance to management in support of the long-term interests of our stakeholders. We set high ethical standards for our Company and partners that help us deliver best-in-class performance and create value for our stakeholders. Ethics and compliance training is an important part of our commitment to operate our business with the highest level of ethical conduct. ITW does not tolerate ethical violations, and all colleagues are expected to know and follow the rules.

Reducing Our Environmental Impact Across Our Operations. ITW is committed to operating sustainably, from innovating products responsibly to the sourcing of raw materials, from how we operate on a daily basis to how we implement plans to achieve our long-term targets. We also partner with key suppliers to ensure that, together, we use our resources responsibly.

Strengthening Our Employee Experience Around. Our people are the powerful force behind our success, which drives our commitment to being a great employer. By executing our Enterprise Safety Strategy, we strive to foster a proactive safety culture grounded in the philosophy that every accident is preventable. By investing our time and resources into helping ITW colleagues grow their skills and interests, we strive for them to “own” their careers and feel valued for the work they do. By bringing together unique perspectives, experiences and ideas, we strive to create inclusive workplaces that reflect our culture and core values. By providing competitive pay and benefits, we strive to support the physical, mental, and financial well-being of our colleagues and their families.

Our Culture of Giving Back to Our Communities. Guided by our culture and core values, ITW is committed to investing in the communities where we do business and where our colleagues live and work. Our decentralized, entrepreneurial culture helps us invest in ways that empower our people to act locally while ensuring meaningful impact throughout our footprint. We also provide a flexible framework that empowers our colleagues to support the organizations and causes that matter most to them.

2026 PROXY STATEMENT	4

Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

Directors Nominees at a Glance

	Age	Director Since	Other Public Boards	2025 Committee Membership
Daniel J. Brutto Retired President of UPS International and Senior Vice President of United Parcel Service, Inc.	69	2012	1
Susan Crown Chairman and CEO of Owl Creek Partners, LLC	67	1994	1
Darrell L. Ford Executive Vice President, Chief Human Resources Officer of UPS International	61	2021	0
Kelly J. Grier Retired US Chair and Managing Partner (CEO) of Ernst & Young LLP	56	2022	3
James W. Griffith Retired President and Chief Executive Officer of The Timken Company	72	2012	0
Jay L. Henderson Retired Vice Chairman, Client Service of PricewaterhouseCoopers LLP	70	2016	2
Jaime Irick President and Chief Executive Officer of Transcat, Inc. (effective March 29, 2026)	51	2024	1
Richard H. Lenny Independent Lead Director; Non-Executive Chairman of Conagra Brands, Inc.	74	2014	1
Christopher A. O’Herlihy* President & Chief Executive Officer of Illinois Tool Works Inc.	62	2024	1
E. Scott Santi* Non-Executive Chairman of the Board Retired Chief Executive Officer of Illinois Tool Works Inc.	64	2012	1
Jennifer F. Scanlon** President & Chief Executive Officer of UL Solutions Inc.	59	New Nominee	1	N/A
David B. Smith, Jr. Executive Vice President for Policy and Legal Affairs and General Counsel of Mutual Fund Directors Forum	59	2009	1
Pamela B. Strobel Retired Executive Vice President and Chief Administrative Officer of Exelon Corporation and President of Exelon Business Services Company	73	2008	0

Audit Committee	Executive Committee	Corporate Governance and Nominating Committee	Chair
Compensation Committee	Finance Committee

*Non-Independent

**Ms. Scanlon is a new nominee to the Board of Directors. See “Proposal No. 1—Election of Directors” for Ms. Scanlon's biographical information as well as a description of the experiences, qualifications, skills and attributes that led the Corporate Governance and Nominating Committee and the Board to conclude that Ms. Scanlon should be nominated to serve as a director.

5

Proxy Summary

Board Snapshot

Our director nominees include twelve current Board members and one new director nominee. See “Proposal No. 1—Election of Directors” for biographical and other information about our director nominees.

Director Age	Demographic Background	Independence	Tenure

Corporate Governance Highlights

Board Composition		Corporate Governance
• Annual Election of All Directors	Yes	• Regular Executive Sessions of Independent Directors	Yes
• Majority Voting for Directors with Director	Yes	• Annual Evaluation of the Board and Individual	Yes
Resignation Policy		Directors
• Number of Independent Director Nominees	11	• Annual Self-Evaluations by Board Committees	Yes
Standing for Election		• Annual Independent Director Evaluation of the	Yes
• Total Number of Director Nominees	13	President & CEO
• Independent Lead Director	Yes	• Risk Oversight by Full Board and Committees	Yes
• Mandatory Retirement Age	Yes	• Strong Board Oversight of Sustainability	Yes
• Director Time Commitment Limits	Yes	• Strong Board Oversight of Cybersecurity	Yes
		• Shareholder Engagement Program	Yes
Compensation		• Code of Conduct for Members of the Board of	Yes
• Annual Advisory Approval of Executive	Yes	Directors
Compensation		• Stockholder Ability to Call Special Meetings	Yes
• Stock Ownership Requirements for Executives and		• Proxy Access	Yes
Directors	Yes	• Simple Majority Vote to Amend Charter and	Yes
• Anti-Hedging, Anti-Short-Sale and Anti-		By-Laws
Pledging Policies	Yes	• Exclusive Venue Requirement	No
• Compensation/Clawback Policy (mandatory for		• Poison Pill	No
financial restatement regardless of misconduct)	Yes

2026 PROXY STATEMENT	6

Proxy Summary

Overview

The Compensation Committee adopted our executive compensation pay-for-performance philosophy which is designed to deliver competitive total compensation upon the achievement of our strategy objectives, which will attract, motivate and retain leaders who drive the creation of long-term stockholder value.

Our decisions surrounding executive compensation are guided by this pay-for-performance philosophy. The programs are weighted toward variable compensation elements (annual cash incentives and long-term incentives), with reward opportunities tied to stock price appreciation and achievement of rigorous financial performance metrics. We have not granted time-vested full value equity awards to our named executive officers (“NEOs”).

Our executive compensation programs are also governed by practices and policies aligned to the interests of our stockholders, as the table below highlights.

What We Do	What We Don’t Do

Pay for Performance: Our NEOs’ average total target compensation is 81% performance based.

Robust Stock Ownership Guidelines: We have stock ownership guidelines of 6 x salary for CEO, 3 x salary for Executive Vice Presidents and CFO and 2 x salary for Senior Vice Presidents. Executives must retain the net after-tax shares of vested or exercised awards if an executive does not meet the guidelines within five years.

Annual “Say on Pay” Vote: We hold an annual advisory vote for our stockholders to review and approve our executive compensation programs.

Independent Compensation Consultant: The Committee: (1) engages an independent compensation consultant who advises the Committee on regulatory and other current trends and key developments in executive compensation; and (2) reassesses its consultant’s independence annually.

Annual CEO and NEO Performance Review: The Committee conducts an annual review of the performance of the CEO, as well as the other executive officers.

Annual Review of Compensation Programs: The Committee, with input from its independent compensation consultant, conducts an annual review of our executive compensation programs, considering business strategies, best practices and good governance.

Clawback Policy: Our Compensation Recovery Policy, updated in 2023, provides for the mandatory reimbursement of incentives if a material financial restatement is required, whether or not based on misconduct, and equity forfeiture provisions for violations of restrictive covenants and certain misconduct whether or not related to restatement.

Annual Compensation Risk Assessment: Each year we perform an assessment of risks that could result from our executive compensation practices.

Employment Agreements: We do not provide U.S.-based executive officers with employment agreements.

Tax Gross-ups: We do not provide tax gross-ups as part of our change-in-control agreements.

Repricing: We do not allow share repricing within our stock option plan.

Hedging/Pledging of Company Equity Securities: We prohibit executive officers and directors from engaging in any transaction that is designed to hedge or offset a decrease in the market value of ITW common stock and from pledging ITW equity securities.

Dividends on Unvested Equity Awards: Dividends accrued on unvested equity awards, including restricted stock units and performance share units, are not paid unless the awards vest.

Single-Trigger Change-In-Control Vesting/Benefits: We do not allow immediate vesting of equity awards that are continued or replaced upon a change-in-control; all such awards allow only double-trigger vesting (change-in-control and termination of employment).

7

Proxy Summary

The Board recommends that stockholders ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for 2026. The Audit Committee and the Board believe that it is in the best interests of the Company and its stockholders to retain Deloitte as the Company’s independent auditor based on its ability to handle the breadth and complexity of ITW’s global operations, its familiarity with our businesses and the appropriateness of Deloitte’s fees.

2026 PROXY STATEMENT	8

Stockholders are being asked to elect the thirteen director nominees named in this Proxy Statement at our 2026 Annual Meeting. The director nominees listed below, which include twelve current Board members and one new director nominee, Ms. Jennifer F. Scanlon, have been nominated by the Board as recommended by the Corporate Governance and Nominating Committee. See “2026 Director Nominee Biographies” and “Director Candidate Selection Process” below for more information regarding our director nominees and the candidate selection process, respectively. If elected, each director nominee will serve until the 2027 Annual Meeting, until a qualified successor director has been elected, or until he or she resigns or is removed.

We will vote your shares as you specify on the proxy card, by telephone, by Internet or by mail. If you do not specify how you want your shares voted, we will vote them “FOR” the election of all the nominees. If unforeseen circumstances (such as death or disability) make it necessary for the Board to substitute another person for any of the nominees, we will vote your shares "FOR" that other person. We do not anticipate that any nominee will be unable to serve.

The Board recommends a vote “FOR” the election of all the director nominees.

Director Election

Our by-laws provide for the election of directors in uncontested elections by majority vote. Under this majority vote standard, each director must be elected by a majority of the votes cast with respect to that director. For this purpose, a majority of the votes cast means that the number of shares voted “for” a director exceeds the number of shares voted “against” that director. In a contested election, directors will be elected by a plurality of the votes represented in person or by proxy at the meeting. An election is contested if the number of nominees exceeds the number of directors to be elected. Whether an election is contested or not is determined ten days in advance of when we file our definitive Proxy Statement with the SEC. This year’s election is uncontested, and the majority vote standard will apply.

If a nominee who is serving as a director is not elected at an annual meeting, Delaware law provides that the director would continue to serve on the Board as a “holdover director” until his or her successor is elected. Our Corporate Governance Guidelines expect any nominee for director who fails to receive a majority of the votes cast for his or her election to tender his or her resignation. The Corporate Governance and Nominating Committee will consider the resignation and recommend to the Board whether to accept or reject it. In considering the resignation, the Committee will take into account such factors as any stated reasons stockholders voted against the election of the director, the length of service and qualifications of the director, the director’s contributions to the Company, and our Corporate Governance Guidelines. The Board will act on the Corporate Governance and Nominating Committee’s recommendation within 90 days of the Company’s Annual Meeting, and no director who failed to receive a majority of the votes cast will participate in the Committee’s recommendation or Board consideration regarding the tendered resignation.

9

Proposal 1 - Election of Directors

2026 Director Nominee Biographies

Each director nominee brings a strong, diverse, and unique background and set of experience and skills, coupled with independence, judgment and integrity, giving the Board as a whole competence and experience in areas relevant for ITW’s operations and long-term strategy.

Set forth below is the biographical information provided by the director nominees, as well as a description of the experiences, qualifications, skills and attributes that led the Corporate Governance and Nominating Committee and the Board to conclude that each director nominee should serve as a director of the Company.

Director since: 2012	Independent: Yes	Committees: Audit, Finance

Other Public Directorships

•
Sysco Corporation: Chairman of the Sustainability Committee and member of the Corporate Governance and Nominating and Executive Committees.

Professional Background

•
Retired as President of UPS International and Senior Vice President of United Parcel Service, Inc. (UPS), a global package delivery, supply chain management and freight forwarding company, having served in these capacities from 2008 to 2013.
•
Over 38 years of experience at UPS, serving in various areas with increasing levels of responsibility, including global operations, finance, accounting, information systems, mergers and acquisitions, marketing and business development. His service at UPS included President, Global Freight Forwarding and corporate controller.
•
Served as Executive Chairman of Radial, Inc., a global fulfillment, customer care and omnichannel technology company from 2016 to 2017 and as Vice Chairman of eBay Enterprise/Innotrac, the predecessor business to Radial from 2015 to 2016.
•
Has served on the board of the US China Business Council, the Guangdong Economic Council and the Turkey Economic Advisory Council and as a delegate to the World Economic Forum, Davos, Switzerland, from 2009 to 2013.

Skills and Qualifications

Mr. Brutto’s significant strategic, operational, and financial leadership experience with a major global company, including the establishment of operations in 35 countries, along with his significant international business experience and board leadership role in the area of Sustainability, bring valuable perspectives to our Board.

2026 PROXY STATEMENT	10

Proposal 1 - Election of Directors

Director since: 1994	Independent: Yes	Committees: Compensation, Corporate Governance and Nominating, Executive (Chair)

Other Public Directorships

•
Northern Trust Corporation: Member of the Corporate Governance and Human Capital and Compensation Committees.

Professional Background

•
Has served as Chairman and CEO of Owl Creek Partners, LLC, a private equity firm, since 2010.
•
Founder of Susan Crown Exchange Inc., a social investment organization.
•
Served two terms as a Fellow of the Yale Corporation, and serves as Chair Emeritus of Rush University Medical Center and the Rush System for Health, and a director of The Brookings Institution as well as several other civic and not-for-profit organizations.
•
Served as Vice President of Henry Crown and Company, a business with diversified investments, from 1984 to 2015.

Skills and Qualifications

Ms. Crown’s long-standing board service at a global banking and financial institution and her extensive board service and leadership roles with many civic and not-for-profit organizations bring valuable perspectives to our Board. Ms. Crown’s experience includes executive experience in diversified manufacturing, management, corporate governance and strategy.

Director since: 2021	Independent: Yes	Committees: Compensation, Corporate Governance and Nominating

Other Public Directorships

•
None

Professional Background

•
Has been Executive Vice President, Chief Human Resources Officer of UPS International, a global package delivery, supply chain management and freight forwarding company, since January 2021. In his role he is responsible for human resources strategy and operations.
•
Served as Chief Human Resources Officer and Senior Vice President, Communications, Occupational Health and Aviation, DuPont de Nemours, Inc., an American multinational chemical company, from 2018 to 2020, prior to joining UPS International.
•
Served as Chief Human Resources Officer for Xerox Corporation from 2015 to 2018.
•
Served in various human capital management leadership roles at Advanced Micro Devices (AMD), Shell Oil and Honeywell International prior to Xerox Corporation.
•
Throughout his professional career, he has focused on building successful company cultures.
•
Serves as a director of a number of professional, civic and not-for-profit organizations.

Skills and Qualifications

Mr. Ford’s deep knowledge of talent management, human capital strategy, risk management and operations gained from executive experience and senior leadership roles with large public global companies spanning industries from distribution and logistics to manufacturing to technology, brings valuable perspectives to our Board.

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Proposal 1 - Election of Directors

Director since: 2022	Independent: Yes	Committees: Audit, Finance

Other Public Directorships

•
Booking Holdings Inc.: Member of the Audit Committee.
•
CDW Corporation: Chair of the Audit Committee and member of the Nominating and Governance Committee.
•
AT&T Inc.: Member of the Human Resources and Corporate Development and Finance Committees.

Professional Background

•
Has been a Senior Advisor of Permira Advisers, a British global investment firm, since January 2023.
•
Has been on the Board of Directors of Zendesk Inc., a privately held Danish-American software products company, since December 2023.
•
Retired as US Chair and Managing Partner (CEO) of Ernst & Young LLP (EY), a global professional services firm, having served in that capacity from 2018 to July 2022.
•
A Certified Public Accountant with over 30 years of service at EY serving in various roles with increasing levels of responsibility.
•
During her career at EY, Ms. Grier gained significant broad-based experience working with the boards of many of the largest companies worldwide.

Skills and Qualifications

Ms. Grier’s experience working with boards and audit committees of global companies, her leadership role at a major professional services firm, as well as her experience with risk and crisis management, financial reporting, leadership development and talent strategy, and corporate governance, bring valuable perspectives to our Board.

Director since: 2012	Independent: Yes	Committees: Compensation, Corporate Governance and Nominating, Executive

Other Public Directorships

•
None

Professional Background

•
Retired as President and Chief Executive Officer of The Timken Company, a manufacturer of bearings, alloy and specialty steels and components, having served in that capacity from 2002 to 2014.
•
Served as Timken’s President and Chief Operating Officer from 1999 to 2002.
•
Joined Timken in 1984 and held positions in various functional areas of Timken with increasing levels of responsibility, including purchasing and logistics, manufacturing and international operations.
•
Led Timken’s automotive business in North America and Timken’s bearing business activities in Asia and Latin America from 1996 to 1999.
•
Previously served as a director of AB Volvo.
•
Served as a director of the US China Business Council and a number of other industry and not-for-profit organization boards.

Skills and Qualifications

Mr. Griffith’s extensive knowledge of manufacturing and operations, finance, human resources, risk management and corporate social responsibility matters gained from experience as Chief Executive Officer of a global industrial manufacturer, along with his international business and engineering experience, bring valuable perspectives to our Board. In addition, his past service on the boards of other companies gives him a broad understanding of governance issues facing public companies.

2026 PROXY STATEMENT	12

Proposal 1 - Election of Directors

Director since: 2016	Independent: Yes	Committees: Audit (Chair), Finance, Executive

Other Public Directorships

•
The J.M. Smucker Company: Member of the Audit Committee.
•
Northern Trust Corporation: Lead Director, Chair of the Corporate Governance Committee and member of the Audit, Human Capital and Compensation, Risk, Technology and Operations and Executive Committees.

Professional Background

•
Retired as Vice Chairman, Client Service of PricewaterhouseCoopers LLP (PwC), a global professional services firm, in June 2016, having served in that capacity since 2007. Served as PwC’s Greater Chicago Market Managing Partner from 2003 to 2013 and, prior thereto, Managing Partner of the Cleveland Office.
•
Gained significant broad-based experience working with boards and audit committees of Fortune 500 global organizations across multiple markets and industry sectors during his career at PwC.
•
A Certified Public Accountant since 1977.
•
Has significant expertise as a participating board member of a number of professional, civic and not-for-profit organizations.

Skills and Qualifications

Mr. Henderson’s extensive experience in managing and overseeing businesses and working with the boards and audit committees of complex global companies, his other board leadership roles and leadership roles at a major professional services firm, as well as his experience with risk oversight, bring valuable perspectives to our Board.

Director since: 2024	Independent: Yes	Committees: Audit

Other Public Directorships

•
Transcat, Inc. (effective March 29, 2026): Member of Executive Committee.

Professional Background

•
To serve as President and Chief Executive Officer of Transcat, Inc., effective March 29, 2026.
•
Served as Chief Executive Officer of The Pittsburgh Paints Company from December 2024 to February 2025.
•
Served as Senior Vice President, Architectural Coatings, U.S. and Canada, and Traffic Solutions Business of PPG Industries, Inc., a global manufacturer and distributor of paints, coatings and specialty materials from May 2022 to December 2024.
•
Served as Vice President, Architectural Coatings, U.S. and Canada of PPG Industries, Inc. from May 2019 to May 2022.
•
Served as Vice President and President, Life Fitness, for Brunswick Corporation from January 2017 to December 2018.
•
Served in various roles with increasing levels of responsibility for General Electric Company, including as a GE Company Officer.
•
Served five years as an Officer in the U.S. Army, and currently serves as a director on multiple not-for-profit organizations.

Skills and Qualifications

Mr. Irick’s deep knowledge of global manufacturing, distribution and operations gained from executive leadership roles at various large manufacturing companies brings valuable perspectives to our Board. In addition, his experience leading business units and supervising chief financial officers gives him an understanding of financial reporting issues facing public companies.

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Proposal 1 - Election of Directors

Director since: 2014	Independent: Yes	Committees: Compensation (Chair), Corporate Governance and Nominating, Executive

Other Public Directorships

•
Conagra Brands, Inc.: Non-Executive Chairman of the Board, Chair of the Executive Committee and member of the Nominating and Corporate Governance and Human Resources Committees.

Professional Background

•
He previously served as a director of McDonald's Corporation and Discover Financial Services.
•
Served as Chairman of Information Resources, Inc., a privately held producer of market and shopper information, from 2013 to 2018.
•
Served as senior advisor of Friedman Fleischer & Lowe LLC, a private equity firm, from 2014 to 2016, after serving as an operating partner of that firm.
•
Served as Chairman, President and Chief Executive Officer of The Hershey Company, a manufacturer, distributor and marketer of candy, snacks and candy-related grocery products from 2001 through 2007.
•
Served as President, Nabisco Biscuit Company, and President of Pillsbury, North America prior to joining The Hershey Company.

Skills and Qualifications

Mr. Lenny’s extensive knowledge of strategy, finance, supply chain management and distribution, human resources, sustainability and corporate social responsibility matters gained from experience as Chief Executive Officer of a global Fortune 500 company brings valuable perspectives to our Board. In addition, his current and former board leadership positions in large public companies give him a broad understanding of governance issues facing public companies.

Director since: 2024	Independent: No	Committees: Executive

Other Public Directorships

•
Masco Corporation: Member of the Compensation and Talent and Corporate Governance and Nominating Committees.

Professional Background

•
Has served as the President & Chief Executive Officer of ITW since January 2024.
•
Served as Vice Chairman of ITW from August 2015 to December 2023.
•
Served as Executive Vice President for ITW’s Food Equipment segment from 2010 to 2015.
•
Previously served as Group President, Food Equipment segment, and worldwide Group President, Polymers & Fluids segment.
•
Serves on the boards of numerous civic and not-for-profit organizations.

Skills and Qualifications

Mr. O’Herlihy’s deep understanding of the Company’s business operations, operating philosophy and culture, his expertise in the application of ITW’s Business Model, and his track record of leadership at ITW, bring valuable perspectives to our Board. In addition, his service on the board of another public company gives him an understanding of governance issues facing public companies.

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Proposal 1 - Election of Directors

Director since: 2012	Independent: No	Committees: Executive

Other Public Directorships

•
W.W. Grainger, Inc.: Lead Director, Chair of the Board Affairs and Nominating Committee and member of the Audit Committee.

Professional Background

•
Serves as Non-Executive Chairman of ITW since March 1, 2024. Served as Chairman of ITW since May 2015 and served as Chief Executive Officer from November 2012 to January 1, 2024.
•
Served as President and Chief Executive Officer of ITW from November 2012 to May 2015 and as President and Chief Operating Officer from October to November 2012.
•
Served as Vice Chairman of ITW from December 2008 to October 2012 and Executive Vice President from October 2004 to December 2008.
•
Serves on the boards of numerous civic and not-for-profit organizations.

Skills and Qualifications

Mr. Santi’s deep understanding of the Company’s business operations, operating philosophy and culture, his expertise in the application of ITW’s Business Model, as well as his demonstrated success and proven quality of leadership, bring indispensable perspectives to our Board and strong leadership as Chairman. In addition, his service on the board of another public company gives him an understanding of governance issues facing public companies.

Director since: New Nominee	Independent: Yes	Committees: N/A

Other Public Directorships

•
Director of UL Solutions Inc.

Professional Background

•
Has been President and Chief Executive Officer of UL Solutions Inc., a global safety science company since September 2019.
•
Served as a director of Norfolk Southern Corporation from January 2018 to May 2024.
•
Served as President and CEO of USG Corporation from November 2016 to April 2019.
•
Served as a director of USG Corporation from September 2016 to April 2019.
•
Serves as a director of numerous professional, civic and not-for-profit organizations.

Skills and Qualifications

Ms. Scanlon will bring extensive executive leadership experience, including leading large organizations through international growth, digital transformation, and sustainability initiatives. She also has extensive board experience, which provides her with valuable insight into governance, risk oversight, and long‑term strategic planning. These skills make her a strong and well‑qualified contributor to our Board.

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Proposal 1 - Election of Directors

Director since: 2009	Independent: Yes	Committees: Audit, Finance (Chair), Executive

Other Public Directorships

•
Northern Trust Corporation: Chair of the Audit Committee and member of the Risk and Executive Committees.

Professional Background

•
Has served as Executive Vice President for Policy and Legal Affairs and General Counsel of Mutual Fund Directors Forum, a not-for-profit membership organization for independent investment company directors and an advocate on important policy matters, since 2005.
•
Held several positions with increasing levels of responsibility at the Securities and Exchange Commission from 1996 to 2005, serving as Associate Director, Division of Investment Management, from 2001 to 2005.

Skills and Qualifications

Mr. Smith’s extensive leadership experience in the finance industry and executive experience with a mutual fund industry organization, along with his legal and regulatory experience, bring valuable perspectives to our Board. In addition, his service on the board of another public company gives him an understanding of governance issues facing public companies.

Director since: 2008	Independent: Yes	Committees: Compensation, Corporate Governance and Nominating (Chair), Executive

Other Public Directorships

•
None

Professional Background

•
Retired as Executive Vice President and Chief Administrative Officer of Exelon Corporation and President of Exelon Business Services Company, an electric and gas utility company, in October 2005, a position she had held since 2003.
•
Served as Chairman and Chief Executive Officer of Exelon Energy Delivery from 2000 to 2003.
•
Served as Executive Vice President of Unicom and its chief subsidiary, ComEd, having joined ComEd as General Counsel in 1993, where her experience included supervision and oversight of legal matters and risk management.
•
Previously served as a director of State Farm Mutual Automobile Insurance Company and Domtar Corporation.

Skills and Qualifications

Ms. Strobel’s deep knowledge of human capital management, finance, risk management and sustainability matters gained from executive and legal leadership roles with a leading energy provider brings valuable perspectives to our Board. In addition, her past service on the boards of other companies gives her an understanding of compensation and corporate governance issues.

Director Qualifications and Succession Planning

We seek to retain a board composed of highly qualified directors with a variety of perspectives and experiences who have sufficient time to devote to Board activities and to enhance their knowledge of the global manufacturing environment. The Corporate Governance and Nominating Committee periodically reviews with the Board the skills and characteristics required of Board members in the context of the current make-up of the Board, and screens and recommends Board candidates to the full Board. When evaluating candidates, the Board considers skills (such as an understanding of manufacturing, finance and capital allocation, and human capital management), international background and/or global operations experience, executive leadership experience, and ability to provide strategic insight and direction on the Company’s key initiatives. In addition to skills and

2026 PROXY STATEMENT	16

Proposal 1 - Election of Directors

experience, Board candidates are also considered based upon various criteria, such as their personal integrity and judgment, global business and societal perspective, and concern for the long-term interests of our stockholders. See “Director Nominees’ Skills and Experience” below for further information on our directors nominees’ specific skills and experience.

To ensure that directors have sufficient time to dedicate to Board responsibilities, our Corporate Governance Guidelines provide that directors may not serve on more than three other public company boards and the Company’s Chief Executive Officer may not serve on more than one other public company board. Directors serving on the Company’s Audit Committee may not serve on more than two other public company audit committees.

Pursuant to ITW’s Corporate Governance Guidelines, a director may not stand for re-election after his or her 75th birthday, except in rare circumstances approved by the Board. The Corporate Governance and Nominating Committee believes it is important to replace skills that may be lost as directors approach retirement age and to identify skills to supplement existing board experience. After receiving recommendations for nominations from the Corporate Governance and Nominating Committee, the Board nominates individuals for election by the Company’s stockholders or appoints individuals to serve ad directors of the Company.

Director Nominees’ Skills and Experience

The skills matrix below reflects the experiences of the director nominees and is intended as a summary. It does not include all the qualifications, attributes, and skills that each director nominee brings to the Board.

Director Experience, Attributes and Skills

Public Company Board/Corporate Governance Experience	■	■		■	■	■		■	■	■	■	■	■
Executive Leadership	■	■	■	■	■	■	■	■	■	■	■		■
Global	■		■	■	■		■	■	■	■	■
Operations & Commercial			■		■		■	■	■	■	■
Finance/Capital Allocation	■	■		■	■	■	■	■	■	■	■	■	■
Risk Management	■	■	■	■	■	■	■	■	■	■	■	■	■
Human Capital Management	■	■	■	■	■	■	■	■	■	■	■		■
Corporate Responsibility/ Sustainability	■	■	■	■	■	■	■	■	■	■	■		■
Women		■		■							■		■
Racial/Ethnic Minorities			■				■

Director Independence

Our Corporate Governance and Nominating Committee conducts an annual review and makes a recommendation to the Board as to whether each of our directors and director nominees meets the applicable independence standards of the New York Stock Exchange (“NYSE”). In accordance with the NYSE listing standards, our Board has adopted categorical standards for director independence, including heightened standards applicable to members of our Audit and Compensation Committees. A copy of the

17

Proposal 1 - Election of Directors

Company’s Categorical Standards for Director Independence is included in our Corporate Governance Guidelines that are posted on our website at: https://investor.itw.com. A director or a director nominee will not be considered independent unless the Board determines that the director has no material relationship with the Company (directly, or as a partner, stockholder or officer of an organization that has a material relationship with the Company).

The Board has determined that, other than E. Scott Santi and Christopher A. O’Herlihy, each of our current directors, as well the new director nominee, has no material relationship with the Company other than as a director or director nominee and is independent within the meaning of the Company’s Categorical Standards for Director Independence and the listing standards of the NYSE. In making its independence determinations, the Board has broadly considered all relevant facts and circumstances including that: (1) Ms. Crown and Messrs. Henderson and Smith serve as directors of Northern Trust Corporation and its subsidiary, The Northern Trust Company, with which the Company has a commercial banking relationship; (2) Messrs. Brutto, Henderson, and Lenny and Ms. Grier serve as directors of companies that have an existing customer or supplier relationship with the Company; and (3) Mr. Ford and Ms. Scanlon are officers of companies with which we conduct business. The Board has concluded that these relationships are not material within the standards set forth above and, therefore, do not impair the independence of these director nominees.

Director Candidate Selection Process

The Corporate Governance and Nominating Committee, or other members of the Board, may identify a need to add new members to the Board with specific skills or to fill a vacancy on the Board. At that time, the Corporate Governance and Nominating Committee would initiate a search, seeking input from the Board and senior management and, to the extent it deems appropriate, engaging a search firm. An initial qualified candidate or a slate of qualified candidates would be identified and presented to the Committee for its evaluation. Candidates whose skills, background and qualifications are deemed to be a good fit with the Board, meet with a number of individual directors and senior executives for further evaluation. The Corporate Governance and Nominating Committee would then seek full Board approval of the selected candidate(s).

Following several Board and Corporate Governance and Nominating Committee discussions regarding Board succession, refreshment, and desired skill sets, Ms. Scanlon was recommended for consideration by the Company’s Chairman of the Board and Chief Executive Officer, who also serves as a member of the Board. In connection with that recommendation, the Corporate Governance and Nominating Committee evaluated Ms. Scanlon’s experience, qualifications, and attributes, including her leadership roles and overall professional background, which the Corporate Governance and Nominating Committee determined would complement and strengthen the Board’s existing mix of skills. Based on this assessment, the Corporate Governance and Nominating Committee determined that she should be further evaluated, and several directors subsequently met with her virtually. Following this evaluation process and the Corporate Governance and Nominating Committee’s recommendation, the Board approved the nomination of Ms. Scanlon for election to the Board.

Stockholder Nominations

Our by-laws permit any stockholder or group of up to 20 stockholders meeting certain ownership requirements to nominate a director candidate or candidates for inclusion in our Proxy Statement and form of proxy. For a description of the process for submitting a director candidate through the use of proxy access, see “Other Information—Submitting Proxy Proposals and Director Nominations for the 2027 Annual Meeting—How do I use proxy access to nominate a director candidate to be included in ITW’s 2027 Proxy Statement?” Our by-laws also permit stockholders to nominate directors for consideration at an annual meeting of stockholders without requiring that their nominees be included in our Proxy Statement and form of proxy. The Corporate Governance and Nominating Committee will consider a candidate who has been properly nominated pursuant to Article II, Section 10 of the Company’s by-laws by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by other sources, but the Committee has no obligation to recommend that candidate for nomination. For a description of the process for submitting a director candidate without proxy access, see “Other Information—Submitting Proxy Proposals and Director Nominations for the 2027 Annual Meeting—How do I nominate a director candidate who would not be included in ITW’s Proxy Statement?”

2026 PROXY STATEMENT	18

Corporate Governance

Board of Directors Leadership and Structure

The Board annually reviews its leadership structure as well as the composition and leadership of the Board’s committees and confirms or makes adjustments to Board leadership positions and committee composition through annual Board action. Pursuant to the Company’s Corporate Governance Guidelines, the Board examines whether the role of Chairman and Chief Executive Officer (“CEO”) should be combined each time the Board elects a new CEO, and may determine to separate or combine the offices of Chairman and CEO at such other times as it deems appropriate. Both leadership structures have been used at different times. Following Mr. Santi’s retirement from the role of CEO effective January 1, 2024, the Board elected Christopher A. O’Herlihy as CEO and decided to again separate the roles of Chairman and CEO.

E. Scott Santi, Non-Executive Chairman

The Board elected Mr. Santi as Non-Executive Chairman and believes that he is best positioned to lead the Board in its ongoing oversight of the Company’s operation and strategy given his deep understanding of the Company's business model, culture and strategy.

Richard H. Lenny, Independent Lead Director

Since 2015, the Board has elected a strong independent director as Lead Director. The Board believes that this structure promotes independence. The highly experienced lead independent director with well-defined responsibilities, along with the Company’s experienced and engaged independent directors, provide effective oversight of the Company’s management. The Board has annually elected Mr. Richard H. Lenny as Lead Director since 2020. Mr. Lenny is a highly experienced director who has held several board and management leadership roles and currently serves as Non-Executive Chairman of the Board of Conagra Brands, Inc. In conjunction with the Board’s role in overall strategy and succession planning as described below, Mr. Lenny actively engages with our Chairman and our CEO on such matters. Additionally, Mr. Lenny works closely with our Chairman and has direct input into meeting agendas that guide the Board in performing its oversight function, including with respect to the Company’s sustainability strategies, Board and executive succession, and Board evaluations.

In addition to the duties and responsibilities noted above, the Corporate Governance Guidelines state that the Lead Director will:

•
preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;
•
act as a key liaison between the Chairman and the independent directors;
•
have the authority to call meetings of the independent directors, when necessary;
•
collaborate with the Chairman on meeting agendas for the Board;

•
communicate Board member feedback to the Chairman;
•
if requested by major stockholders, ensure that he or she is available for consultation and direct communication; and
•
perform such other duties as requested by the Board.

Meeting Attendance; Executive Sessions

The Board met five times during 2025. Non-employee directors met five times in 2025 in regularly scheduled executive sessions in conjunction with the regular Board meetings. The Company strongly encourages its directors to attend all Board and Committee meetings and the Annual Meeting of Stockholders. In 2025, all of the directors attended 100 percent of the meetings of the Board and the Committees on which they served and the Annual Meeting of Stockholders.

19

Corporate Governance

Director Education and Orientation Program

The Company provides its directors with extensive onboarding materials covering our corporate governance practices and policies, the ITW Business Model, ITW’s Enterprise Strategy, financial performance, talent development, and sustainability strategy. New directors also have individual meetings with the Chairman, Lead Director, other Board members and senior executives. The Company provides directors with access to professional development training opportunities, including membership in the National Association of Corporate Directors.

Each year management and outside experts present to the Board on a variety of topics, including strategic planning, regulatory developments, cybersecurity, sustainability initiatives, and business updates on the Company’s operating segments. As part of their Board service, directors periodically visit ITW businesses in various locations, including international locations, to gain a deeper understanding of the ITW business model in practice, to meet members of management and other employees, and to learn about the Company’s operating segments.

Annual Board and Committee Evaluations

The Board and the Audit, Compensation, Finance, and Corporate Governance and Nominating Committees conduct annual evaluations that assess the effectiveness, processes, skills, functions and other matters relevant to the Board as a whole or to the particular committee. Results of the evaluations are summarized and discussed at Board and committees meetings. In addition, the Board conducts a peer review evaluation led by our independent Lead Director, whereby each Board member evaluates the contributions of the other Board members, and each director receives feedback from this peer review from our independent Lead Director. The evaluation process provides the Board with actionable feedback to enhance its performance and effectiveness.

Committees of the Board

Our Board has established and delegated certain authorities and responsibilities to five committees: Audit, Compensation, Corporate Governance and Nominating, Finance and Executive committees. Under the terms of the respective charters, each member of the Audit, Compensation, and Corporate Governance and Nominating Committees must meet applicable NYSE and SEC independence requirements. Each committee regularly reports its activities to the full Board.

Key Responsibilities

•
Responsible for the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, the independence and performance of ITW’s independent registered public accounting firm, and the performance of the Company’s internal audit function.
•
Responsible for the oversight and engagement of our independent registered public accounting firm and assists the Board with respect to matters involving and overseeing accounting, financial reporting, and internal audit functions.
•
Annually reviews legal, compliance program, and environmental, safety and health matters that may have a material impact on the Company’s financial statements or the Company’s compliance policies, as required by the Audit Committee charter.
•
Reviews and evaluates certain of our policies and practices with respect to risk assessment and risk management, including major financial risk exposures and steps taken by management to monitor and control such exposures.
•
Receives quarterly cybersecurity reports from management.

Additional information on the Audit Committee and its activities is set forth under “Audit Committee Report.”

2026 PROXY STATEMENT	20

Corporate Governance

Key Responsibilities

•
Establishes and oversees the Company’s executive compensation philosophy, programs and policies, including ensuring that executive compensation is aligned with Company and individual performance.
•
Recommends to the other independent directors compensation for the chief executive officer, reviews and, as appropriate, approves the chief executive officer’s recommendations regarding the compensation of our other executive officers, and makes recommendations regarding new incentive compensation and equity-based plans or amendments to any existing plans.
•
Reviews and evaluates risks arising from our compensation policies and practices and providing input to management on whether such policies and practices may have a material adverse effect on the Company.
•
The Committee may, in its discretion, form and delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee. In addition, the Committee may, in its discretion and subject to the requirements of applicable law, authorize one or more senior officers of the Company to act on its behalf.

Independent Compensation Consultant

Under its charter, the Compensation Committee may retain an independent compensation consultant or other advisors. In 2025, the Compensation Committee engaged Meridian Compensation Partners LLC (“Meridian”), an independent advisor to review the Company’s overall executive compensation program, review the peer group of companies used by the Compensation Committee for comparison purposes and assess our compensation governance process. Based on representations from Meridian and executive officers and directors of the Company, the Compensation Committee has determined that Meridian and their respective individual compensation advisors to the committee are independent. See “Compensation Discussion and Analysis—How We Make Compensation Decisions—Role of the Independent Compensation Consultant.”

Additional information on the Compensation Committee, its activities, its relationship with its compensation consultant and the role of management in setting compensation is provided under “Compensation Discussion and Analysis.”

Key Responsibilities

•
Reviews qualification criteria for Board members and identifies, evaluates, and recommends director candidates.
•
Reviews and makes recommendations on matters of corporate governance and associated risks and maintains and administers corporate governance guidelines.
•
Oversees the evaluations of the performance and procedures of the Board and individual directors.
•
Makes recommendations to the Board regarding Board size, Board’s committee composition, and director independence.
•
Reviews other public company board service of directors to ensure they have sufficient time for Board responsibilities.
•
Oversees and makes recommendations to the independent directors regarding non-employee director compensation.
•
Reviews and makes recommendations to the Board with respect to shareholder proposals.
•
Reviews any director resignation tendered in accordance with the Corporate Governance Guidelines and makes recommendations to the Board as to acceptance, rejection or other action.

21

Corporate Governance

Key Responsibilities

•
Reviews, evaluates and recommends management’s proposals to the Board relating to the Company’s financing and dividend policy.
•
Periodically reviews and evaluates the Company’s capital structure and capital allocation strategy as well as risks arising from the Company’s treasury function.
•
Reviews and evaluates an annual summary of the funding and investment status of significant benefit plans sponsored by the Company globally.

Key Responsibilities

•
May act on behalf of the Board if a matter requires Board action between meetings of the full Board. The Executive Committee’s authority in certain matters is limited by law and our by-laws.

2026 PROXY STATEMENT	22

Corporate Governance

Key Areas of Board Oversight

The Board is responsible for providing oversight and strategic guidance to management to support the long-term interests of our stakeholders.

Strategy Oversight

The Board has an active role in overseeing the Company’s overall strategy. Each year, the Board conducts a comprehensive, in-depth review of the Company’s long-term strategy and actively monitors and reviews management’s progress in executing it. The Board also conducts an annual review of the Company’s corporate governance practices. In addition, throughout the year the Board conducts individual segment strategy reviews with segment leadership.

Enterprise Risk Management

The Board is responsible for overseeing the Company’s enterprise risk management framework, with a focus on the most significant risks facing the Company. The Board reviews key enterprise risks with management from the Company’s business segment and corporate functions. In addition, the Board and/or its committees conduct an annual review of enterprise risk to ensure appropriate risk mitigation strategies are in place and aligned with the Company’s long-term strategy.

Cybersecurity Oversight

The Board annually reviews and evaluates the Company’s cybersecurity policies and practices related to risk management, as well as the steps taken by management to monitor and mitigate such risks. The Board also receives an annual comprehensive cybersecurity report from management. In addition, the Audit Committee annually reviews compliance risk policies and practices, and receives quarterly cybersecurity reports from management, along with additional reports as necessary and appropriate.

Sustainability Strategy Oversight

The Board plays an active role in overseeing the Company’s sustainability strategy, including environmental, social, and governance matters. The Board receives periodic updates from management on sustainability initiatives and progress, including discussions of sustainability risks, reporting, and other priorities. The Board annually reviews and approves the Company’s sustainability strategy, and its committees may also review components of the sustainability strategy that fall within their purview.

Executive Succession Planning

The Board recognizes that one of its most important duties is to ensure continuity in the Company’s senior leadership by overseeing the development of executive talent and planning for the effective succession of the Company’s CEO and the executive leadership team. In order to ensure that the succession planning and leadership development process supports and enhances ITW’s strategic objectives, the CEO reports at least annually to the Board on the Company’s organizational needs, its leadership pipeline and the succession plans for critical leadership positions.

On an annual basis, the Board also conducts a detailed review of executive succession plans, in addition to addressing the Company’s talent management initiatives and discussing individuals who are considered potential future senior executives of the Company. Similarly, leadership development, including succession planning, is a top priority of the CEO and the senior executive team.

23

Corporate Governance

Role of the Board and Committees in Risk Oversight

While management has primary responsibility for managing risks, the Board is responsible for risk oversight with specific areas delegated to appropriate Committees that report on their deliberations to the Board.

Board of Directors
•	The Board is responsible for the overall risk oversight of the Company with a focus on the most significant risks facing the Company.
•

The Board annually reviews enterprise risks with management and identifies key risks for ongoing assessment and mitigation. Regular updates on the key enterprise risks from the Company's business segments and corporate functions (and outside experts, as appropriate) are provided to the Board and/or Board Committees annually or more frequently.

•	Regular access to information provides the Board with opportunities to effectively exercise its oversight function and provide leadership and support to management in a challenging environment.

Audit Committee	Compensation Committee
•

The Board has delegated to the Audit Committee the responsibility to review and evaluate the Company’s overall financial and compliance risk policies and practices, including certain legal affairs, compliance program, cybersecurity and environmental, safety and health matters and related policies.

• The Board has delegated the Compensation Committee the responsibility to oversee the Company’s human capital strategy and related risks.
• The Compensation Committee is also responsible for reviewing and advising management on whether the Company’s compensation policies and practices may have a material adverse effect on the Company.

Corporate Governance and Nominating Committee	Finance Committee
•

The Board has delegated to the Corporate Governance and Nominating Committee the responsibility to advise the Board on matters of corporate governance and associated risks. The Corporate Governance and Nominating Committee oversees the director nominations, Board composition and Board qualifications.

• The Board has delegated the Finance Committee the responsibility to review and evaluate the risks relating to financing, capital structure, pension obligations, and other treasury functions.

•	In instances where a particular committee reviews certain risks, that committee reports on those risks to the full Board on a regular basis.

Management
•	The Board’s oversight process builds upon management’s annual enterprise risk assessment.
•

Company management presents on the enterprise risks, at least annually, at meetings of the Company’s Board and Board committees, providing them with an opportunity to discuss the risks and the Company’s risk mitigation processes.

2026 PROXY STATEMENT	24

Corporate Governance

Shareholder Engagement

Shareholder Outreach Activities

We believe regular, proactive engagement with our shareholders supports effective corporate governance and is in the long-term best interests of ITW.

We actively engage with current and prospective Shareholders through the following:

  Investor days

  Quarterly earnings conference calls

  Investor conferences

  Shareholder meetings and calls throughout the year

  Annual sustainability-focused engagement

Key engagement topics: Corporate Strategy Financial performance Capital allocation Environmental strategies Corporate Governance and Board oversight Executive compensation

During 2025, members of management conducted numerous meetings with shareholders representing a significant portion of the Company’s outstanding shares, including regular discussions with Company’s top shareholders. These engagements focused on corporate governance, executive compensation, sustainability matters, shareholder proposals, and other topics of interest to our investors.

In 2025, shareholders provided valuable input on our progress in executing our sustainability strategy, including greenhouse gas emissions reduction goals and performance, as well on a range of governance-related matters, including Board composition, executive compensation, and on the shareholder proposal relating to ratification of executive termination pay.

Feedback from these engagements was communicated to the Board and its relevant committees and considered as part of the Board’s ongoing oversight of governance practices and the Company’s sustainability strategy.

How to Communicate with our Directors

Shareholders and other interested parties may communicate with any of our directors, including our independent Lead Director, or with the independent directors as a group by sending an e-mail to independentdirectors@itw.com or by writing to the independent directors as a group or to any individual directors c/o Illinois Tool Works Inc., 155 Harlem Avenue, Glenview, IL 60025, Attention: Secretary, with a designation on the outside of the envelope as a “Board Communication.” Relevant communications will be forwarded by the Secretary to the appropriate director(s) based on the nature of the communication and consistent with applicable policies and procedures.

25

Corporate Governance

Other Corporate Governance Policies and Practices

Corporate Governance Documents

One of our core values is integrity, and we have long believed that strong corporate governance is important to assure that the Company is managed for the long-term benefit of its stockholders. Accordingly, we continuously review our corporate governance policies and practices not only for compliance with applicable laws, the rules and regulations of the SEC, and the listing standards of the NYSE, but also for strong corporate governance and social and environmental responsibility principles and standards of behavior.

•
Our Corporate Governance Guidelines provide a framework for the effective governance of the Company and address such matters as Board structure, Board governance and the respective responsibilities of the Chairman and the independent Lead Director.
•
Our Code of Conduct sets forth standards of conduct applicable to all employees and directors, and all relevant aspects of our Code of Conduct are also applied to our suppliers through our Supplier Code of Conduct.
•
Our Global Anti-Corruption Policy emphasizes the importance of complying with anti-corruption laws of all countries in which ITW and our divisions, subsidiaries, agents, consultants, and affiliates operate.
•
Our Code of Ethics sets forth standards of ethical dealing, full and fair disclosure and compliance applicable to our CEO, CFO, and all key financial personnel.
•
Our Sustainability Report describes our sustainability strategy and our commitment to robust governance and ethics, our people, our communities and our environment and provides information about our goals and progress in these areas.

Each of the Audit, Compensation and Corporate Governance and Nominating Committees operate under written charters that have been approved by the Board. Each committee reviews its charter annually and recommends that the Board approves any changes. Our website (https://investor.itw.com) includes the charters of these committees, the Company’s Corporate Governance Guidelines, the Code of Conduct, the Global Anti-Corruption Policy, the Code of Ethics for the Chief Executive Officer and key financial and accounting personnel, and the Sustainability Report, none of which is incorporated herein by reference. Any amendments to or waivers of the Code of Ethics will be promptly posted on our website. Copies of these documents will be provided, without charge, upon request.

Related-Party Transactions

We review related-party transactions in accordance with our Code of Conduct, by-laws and Corporate Governance Guidelines, rather than a separate written policy. A related-party transaction is a transaction involving the Company and any of the following persons: a director, director nominee or executive officer of the Company; a holder of more than 5 percent of ITW common stock; or an immediate family member or person sharing the household of any of these persons.

The ITW Code of Conduct states that our directors, officers and employees must avoid engaging in any activity that might create a conflict of interest or a perception of a conflict of interest. These individuals are required to raise for consideration any proposed or actual transaction that they believe may create a conflict of interest. Our by-laws provide that no related-party transaction is void or voidable solely because a director has an interest if (1) the material facts are disclosed to or known by the Board of Directors and the transaction is approved by the disinterested directors or an appropriate Board committee comprised of disinterested directors, (2) the material facts are disclosed to or known by the stockholders and the transaction is approved by the stockholders, or (3) the transaction is fair to the Company as of the time it is approved. Our Corporate Governance Guidelines provide that the Board will apply established Categorical Standards for Director Independence in making its independence determinations. Under the standards, certain relationships between the Company and a director would preclude a director from being considered independent.

2026 PROXY STATEMENT	26

Corporate Governance

Each director, director nominee and executive officer completes an annual Directors’ and Officers’ Questionnaire, which requires disclosure of any transactions with the Company in which he or she, or any member of his or her immediate family, has a direct or indirect material interest. The Corporate Governance and Nominating Committee reviews the results of these questionnaires and discusses any related-party transaction disclosed therein.

In addition, under its charter, the Audit Committee is responsible for conducting a reasonable prior review, and provide oversight, of all material related-party transactions for potential conflicts of interest and to approve such transactions only if it determines the transaction is consistent with the interests of the Company and its stockholders. In reviewing related-party transactions, the Audit Committee considers the factors set forth in our Code of Conduct, by-laws and Corporate Governance Guidelines, as well as other factors, including the Company’s rationale for entering into the transaction, alternatives to the transaction, whether the transaction is on terms at least as fair to the Company as would be the case were the transaction entered into with a third party, and the potential for an actual or apparent conflict of interest. No member of the Audit Committee having an interest in a related-party transaction may participate in any decision regarding that transaction.

Insider Trading Policies and Procedures

We have adopted insider trading policies and procedures applicable to our directors, employees, contract workers, and their immediate family members. Our Insider Trading Policy prohibits the buying or selling of a company’s securities while in possession of material nonpublic information concerning that company (whether ITW or another company). The policy also requires directors, officers and certain other employees to pre-clear transactions in Company securities and provides for trading blackout periods. In addition, the Company also follows processes for the repurchase of its securities. We believe that both the Insider Trading Policy and the processes applicable to the Company are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. Our policies also prohibit entering into certain financial transactions, including stock options and any derivative transactions, as well using ITW securities as collateral for personal loans or holding shares in a margin account. The foregoing summary of our insider trading policies and procedures is not complete and is qualified by reference to our Insider Trading Policy, a copy of which was filed as Exhibit 19 to our 2024 Form 10-K.

27

Director Compensation

Our non-employee directors receive retainer-only compensation with no fees for attending meetings, which is an expected part of Board service. Our Committee Chairs, Lead Director and Non-Executive Chairman receive additional retainers for their service in these capacities, and all Board members receive an annual equity grant based on a fixed-value amount with immediate vesting that avoids entrenchment. Our directors’ compensation is compared to that of the same peer group of companies used for executive compensation comparisons.

The Corporate Governance and Nominating Committee annually reviews and makes recommendations to the Board regarding non-employee director compensation based on comparisons of financial performance and median compensation levels of our peer group.

Director Compensation Program

The cash compensation for non-employee directors in 2025 remained unchanged from 2024. The Board approved the annual non-employee director stock grants equivalent in value to $185,000 and an additional annual stock grant equivalent in value to $250,000 for the Non-Executive Chairman. All stock grants were issued on May 2, 2025.

The following chart shows the non-employee director compensation for 2025. Non-employee directors are given the opportunity to elect to receive all or a portion of their annual cash retainer, including chair and Lead Director fees, in an equivalent value of ITW common stock pursuant to our 2024 Long-Term Incentive Plan. The number of ITW shares to be issued to a director is determined by dividing the dollar amount of the fee subject to the election by the fair market value of ITW common stock on the date the fee otherwise would have been paid in cash.

Director Compensation Mix		Additional Annual Retainers

Annual Cash Retainer:	$140,000	Lead Director:	$45,000
		Non-Executive Chairman Annual Stock Grant:	$250,000

Annual Stock Grant:	$185,000	Committee Chairs:

		• Audit Committee • Compensation Committee • Corporate Governance and Nominating Committee • Finance Committee • Executive Committee	$25,000 $25,000 $20,000 $15,000 $5,000

Directors’ Deferred Fee Plan

Non-employee directors can defer receipt of all or a portion of their annual cash retainer, including Committee Chairs and Lead Director fees, and/or stock grant until retirement or resignation. Deferred cash amounts are credited with interest quarterly at 120 percent of the applicable federal long-term rate for the quarter. Cash fees may be deferred as cash or ITW common stock. If a director elects to defer receipt of any ITW common stock to be received in lieu of a cash payment and/or any portion of his or her stock grant, the deferred shares are credited as stock units to an account in the director’s name. The account receives share-equivalent credit for cash dividends and is adjusted for stock dividends, splits, combinations or other changes in ITW common stock upon retirement, resignation or a corporate change (as defined in our 2024 Long-Term Incentive Plan), with any fractional shares paid in cash.

2026 PROXY STATEMENT	28

Director Compensation

2025 Director Compensation Table

The table below shows the compensation for our non-employee directors who served during 2025.

Name	Fees Earned or Paid in Cash ($)(1)		Stock Awards ($)(4)		All Other Compensation ($)(6)		Total ($)

Daniel J. Brutto	140,000		184,890		15,000		339,890
Susan Crown	145,000		184,890	(5)	15,000		344,890
Darrell L. Ford	140,000	(2)	184,890	(5)			324,890
Kelly J. Grier	140,000		184,890		15,000		339,890
James W. Griffith	140,000		184,890	(5)	15,000		339,890
Jay L. Henderson	165,000		184,890				349,890
Jaime Irick	140,000		184,890		15,000		339,890
Richard H. Lenny	210,000		184,890	(5)	15,000		409,890
E. Scott Santi	140,000	(2)	434,722	(5)	15,000		589,722
David B. Smith, Jr.	155,000	(3)	184,890		15,000		354,890
Pamela B. Strobel	160,000		184,890		16,410	(7)	361,300

(1)	Cash fees include the annual retainer, Lead Director fee and committee chair fees, as applicable.
(2)	100% of cash fees earned in 2025 were converted into 562 shares of ITW common stock and were deferred.
(3)	100% of cash fees earned in 2025 were converted into 620 shares of ITW common stock.
(4)

Each director serving in 2025 was eligible to receive an annual stock grant of 763 shares equivalent in value to approximately $185,000, plus the non-executive chairman was eligible to receive additional shares equivalent in value to approximately $250,000.

(5)	These directors elected to defer receipt of their entire stock grant.
(6)

Represents amounts paid by the Company to charitable organizations as part of the Company’s matching gift program, which is available to all employees and directors up to a maximum of $15,000 per year.

(7)	Charitable organizations designated by Ms. Strobel received an additional $1,410 for volunteer hours.

Director Stock Ownership Guidelines

We believe that stock ownership is important because it aligns the interests of our management and directors with those of our stockholders and mitigates compensation-related risks. Our stock ownership guidelines require that directors hold shares of our common stock in an amount equal to five times the annual cash retainer. All of our current directors who have been on the Board for five or more years have met or exceeded the applicable stock ownership guidelines.

29

Beneficial Ownership of Common Stock

Directors and Executive Officers

The table below shows the number of shares of ITW common stock beneficially owned as of March 9, 2026, by each director, the director nominee, and NEO, as well as by all of them as a group, except as otherwise noted. The “percent of class” calculation is based on 288,078,076 shares of ITW common stock outstanding as of March 9, 2026. In general, beneficial ownership includes any shares a director or executive officer can vote or dispose of, as well as stock options, restricted stock units and performance share units (including accrued dividends thereon) that are currently vested or that become vested within 60 days. Except as otherwise noted, the stockholders named in this table have sole voting and investment power for all shares shown as beneficially owned by them.

Beneficial Owner	Shares of Common Stock Beneficially Owned		Percent of Class

Directors (other than Executive Officers)
Daniel J. Brutto	23,153	(1)	*
Susan Crown	66,081	(2)	*
Darrell L. Ford	6,981	(3)	*
Kelly J. Grier	2,566	(4)	*
James W. Griffith	23,269	(5)	*
Jay L. Henderson	24,178		*
Jaime Irick	1,521		*
Richard H. Lenny	21,101	(6)	*
E. Scott Santi	808,884	(7)	*
David B. Smith, Jr.	394,742	(8)	*
Pamela B. Strobel	38,418	(9)	*
New Director Nominee
Jennifer F. Scanlon	-		-
Named Executive Officers
Christopher A. O'Herlihy	348,370	(10)	*
Michael M. Larsen	184,229	(11)	*
Axel R. J. Beck	62,368	(12)	*
T. Kenneth Escoe	58,489	(13)	*
Mary K. Lawler	121,853	(14)	*
Directors and Executive Officers as a Group (24 individuals)	2,383,276	(15)	*

*	Less than 1%
(1)	Includes 5,601 deferred shares.
(2)

Includes (a) 4,000 shares owned by Ms. Crown’s spouse; (b) 4,000 shares held in trusts of which Ms. Crown’s children are beneficiaries, as to which she disclaims beneficial ownership; and (c) 20,393 deferred shares.

(3)	Includes 6,981 deferred shares.
(4)	Includes 209 deferred shares.
(5)	Includes 15,658 deferred shares.
(6)

Includes (a) 16,740 deferred shares; (b) 8 shares owned jointly with Mr. Lenny’s spouse; and (c) 2,575 shares as to which Mr. Lenny has shared voting and investment power, which shares are held as tenants in common with his spouse through trusts.

(7)	Includes 4,866 deferred shares and 544,668 shares covered by stock options.
(8)

Includes (a) 12,699 held in a personal trust; (b) 15,517 shares in trusts of which Mr. Smith’s children are beneficiaries, as to which he disclaims beneficial ownership; (c) 81,301 shares held in a trust by his spouse; and (d) 255,900 shares held in a trust with respect to which Mr. Smith shares voting and investment power.

(9)	Includes 32,374 deferred shares.
(10)	Includes 1,963 shares allocated to Mr. O’Herlihy’s account in the ITW Savings and Investment Plan and 286,880 shares covered by stock options.

2026 PROXY STATEMENT	30

Beneficial Ownership of Common Stock

(11)	Includes 129,651 shares covered by stock options.
(12)	Includes 55,244 shares covered by stock options.
(13)	Includes 1,482 shares allocated to Mr. Escoe’s account in the ITW Savings and Investment Plan and 48,857 shares covered by stock options.
(14)	Includes 498 shares allocated to Ms. Lawler’s account in the ITW Savings and Investment Plan and 91,049 shares covered by stock options.
(15)	The total number of shares shown reflects shares owned as of March 9, 2026, for all directors and officers.

Principal Stockholders

The following table shows the stockholders that we know to be beneficial owners of more than 5 percent of the outstanding shares of ITW common stock. The “percent of class” calculation is based on 288,078,076 shares of ITW common stock outstanding as of March 9, 2026.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percent of Class
The Vanguard Group	26,158,849	(1)	9.1%
100 Vanguard Blvd. Malvern, PA 19355
Briar Hall Management LLC	25,850,978	(2)	8.9%
511 Union Street, Suite 735 Nashville, TN 37219
State Farm Mutual Automobile Insurance Company	21,926,725	(3)	7.6%
One State Farm Plaza Bloomington, IL 61710
BlackRock, Inc.	21,203,045	(4)	7.4%
50 Hudson Yards New York, NY 10001

(1)

The Vanguard Group does not have sole voting power with respect to any shares and has shared voting power with respect to 383,216 shares, sole investment power with respect to 24,930,136 shares and shared investment power with respect to 1,228,713 shares. The information above regarding number of shares beneficially owned was provided in a Schedule 13G/A filed with the SEC on February 13, 2024.

(2)

Briar Hall Management LLC (Briar Hall) holds certain ITW shares of common stock owned by the Smith family, founders of ITW. Briar Hall has sole voting and investment power with respect to 24,878,918 shares and shared voting and investment power with respect to 972,060 shares. The information above regarding the number of shares beneficially owned was provided in a Schedule 13G/A filed with the SEC on February 13, 2026.

(3)

State Farm Mutual Automobile Insurance Company and its affiliates have sole voting and investment power with respect to 21,029,900 shares and shared voting and investment power with respect to 896,825 shares. The information above regarding number of shares beneficially owned was provided in a Schedule 13G/A filed with the SEC on February 12, 2024.

(4)

BlackRock, Inc. has sole voting power with respect to 18,877,356 shares and sole investment power with respect to 21,203,045 shares. The information above regarding number of shares beneficially owned was provided in a Schedule 13G/A filed with the SEC on January 26, 2024.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities and Exchange Act of 1934 (the “Exchange Act”) requires our executive officers and directors, and persons who beneficially own more than 10 percent of our common stock (collectively, the “Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Based solely upon a review hereto filed electronically with the SEC by the Reporting Persons with respect to the fiscal year ended December 31, 2025, we believe that all filing requirements were complied with in a timely manner.

31

Executive Compensation

In accordance with the recommendation by the Board and the preference expressed by our stockholders at the 2023 Annual Meeting, the Company holds an advisory vote to approve executive compensation annually until the next advisory vote on the frequency of such advisory votes in 2029. The Company is seeking your advisory vote to approve executive compensation, as disclosed in the “Compensation Discussion and Analysis” section, the compensation tables and any related material disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules. The Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation, but because your vote is advisory, it will not be binding on the Compensation Committee, the Board or the Company.

We believe that our executive compensation program is competitive and closely aligned with our strategic performance goals and the long-term interests of our stockholders. Our compensation program and structure are more fully described in the “Compensation Discussion and Analysis” and “NEO Compensation” sections of this Proxy Statement. We encourage you to closely review this information before voting on the compensation we paid to our NEOs in 2025.

We ask our stockholders to approve, on an advisory basis, the compensation of our NEOs by voting “FOR” the following resolution:

Resolved: that the stockholders approve, on advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the accompanying compensation tables and related narrative.

2026 PROXY STATEMENT	32

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (the “CD&A”) provides detailed information about our 2025 compensation programs, policies and practices, as well as the principles and philosophy utilized by the Compensation Committee (the “Committee” for the purpose of the CD&A) regarding these programs for the NEOs in the Summary Compensation Table. For our 2025 fiscal year, our NEOs were:

•
Christopher A. O’Herlihy, President and Chief Executive Officer
•
Michael M. Larsen, Senior Vice President and Chief Financial Officer
•
Axel R.J. Beck, Executive Vice President
•
T. Kenneth Escoe, Executive Vice President
•
Mary K. Lawler, Senior Vice President and Chief Human Resources Officer

Executive Compensation Table of Contents

Compensation Discussion and Analysis	33	NEO Compensation	48
Executive Overview	34	Summary Compensation Table	48
Executive Compensation Highlights	38	Grants of Plan-Based Awards	50
How We Make Compensation Decisions	40	Long-Standing Practices Regarding Stock Option Grants	51
Components of the 2025 Executive Compensation Program	41	Outstanding Equity Awards at Fiscal Year-End 2025	52
		Option Exercises and Stock Vested	53
Base Salary	41	Pension Benefits	53
Annual Executive Incentive Plan	42	ITW Retirement Plans	53
Long-Term Incentives	43	Potential Payments upon Termination	56
Compensation Governance Practices and Policies	46	Summary of Termination and Change-in-Control Provisions	59
		Termination and Change-in-Control Payments and Benefits	60
		Compensation Committee Report	62

33

Compensation Discussion and Analysis

Executive Overview

Our Business Model

The ITW Business Model is a proprietary set of strategic, operational, and cultural practices that are our core source of competitive advantage. Since the initiation of the Enterprise Strategy in 2012, the entire organization has been focused on utilizing the ITW Business Model to its full potential to deliver solid growth with best-in-class margins and returns. Customer-Back Innovation (“CBI”), a critical element of the business model, means we develop solutions to solve our customers’ biggest challenges – innovating from the customer back, not from the research and development center out. This unique capability is especially critical to achieve ITW’s organic growth goal for the Next Phase of our Enterprise Strategy. Our goal is to mobilize the entire organization around CBI just like we did with our 80/20 Front-to-Back capability during the first phase of our Enterprise Strategy. We are confident that above-market growth, fueled by CBI, will become a defining ITW strength.

ITW’s Long-Term Enterprise Strategy: Leveraging ITW’s Powerful Business Model To Its Full Potential

Over the past thirteen years, we successfully transformed ITW from a “middle of the pack” industrial company to one of the highest-quality, best performing, and most respected industrial companies in the world. In doing so, we demonstrated that ITW has the most powerful and competitive business model in the industrial arena.

Operating Margin	After-tax ROIC**	Earnings Per Share (diluted)	Market Capitalization****

*	As reported in the Company’s 2012 Form 10-K.
**	After-tax ROIC and 2012 adjusted EPS are non-GAAP measures. See Appendix A for information regarding these non-GAAP measures.
***	As reported in the Company’s 2013 Form 10-K.
****	As of January 1, 2012 and December 31, 2025.

2026 PROXY STATEMENT	34

Compensation Discussion and Analysis

2025: Another Year of Solid Operational and Financial Performance

In 2025, we delivered another year of strong operational and financial performance by leveraging the strength of our best-in-class business model and high-quality, diversified business portfolio. We achieved record financial results as we outperformed our underlying end markets, improved profitability and margins, and delivered significant progress on our Next Phase key strategic priorities.

•
Revenue of $16 billion as growth of 1 percent outperformed underlying end markets.
•
Customer-Back Innovation contribution of 2.4 percent to revenue, up 40 basis points.
•
Best-in-class After-tax ROIC1 of 29.3 percent.
•
Best-in-class operating margin of 26.3 percent as enterprise initiatives contributed 130 basis points.
•
GAAP EPS of $10.49, up 3 percent (excluding 2024 one-time items2).
•
Invested $800 million to accelerate the long-term profitable growth of our core businesses.
•
Raised our dividend for the 62nd consecutive year (+7 percent per share).
•
Returned $3.3 billion of surplus capital to shareholders through dividends and share repurchases.

After-tax ROIC(1)	Operating Margin

Earnings Per Share (diluted)	Annual Dividend per Share

[1]	After-tax ROIC is a non-GAAP measure. See Appendix A for information regarding this and other non-GAAP measures.
[2]

2024 After-tax ROIC of 30.3% and operating margin of 26.1% exclude 90 basis points and 70 basis points, respectively, from the LIFO accounting change in Q1 2024. 2024 EPS of $10.15 excludes $0.30 from LIFO accounting method change in Q1 2024 and $1.26 from the Wilsonart transaction in Q3 2024. See Appendix A for information regarding these non-GAAP measures.

35

Compensation Discussion and Analysis

The Next Phase of Our Enterprise Strategy: 2024 to 2030

In 2024, we launched the Next Phase of our Enterprise Strategy. In this Next Phase, we are continuing to improve the quality of practice in our proprietary business model, while pivoting decisively to build above-market organic growth, fueled by CBI execution, into a core ITW strength. Achieving high-quality organic growth of 4+ percent through the cycle is our highest priority in the Next Phase. Simply put, our goal is to build high-quality, above-market organic growth into a defining ITW strength on par with our best-in-class operational capabilities and financial performance by 2030.

Organic Growth Fueled by Customer-Back Innovation

CBI is the most impactful driver in achieving our organic growth target, and our goal is to position the Company to consistently deliver a 3+ percent CBI annual contribution to revenue growth by 2030. At ITW, CBI means that our divisions partner with key customers as trusted problem solvers, addressing their most critical challenges. Our innovation efforts are division-led and are centered around customer needs, not a corporate research and development center. This approach, built on decades of innovation experience, delivers better outcomes for our customers and higher growth and returns on investment for ITW. Leveraging the proven methodologies that significantly strengthened our 80/20 Front-to-Back capability over the last decade, we are reinvigorating and improving our CBI capabilities in this Next Phase, and in 2024, we launched our new CBI framework in every ITW division. CBI has also been incorporated as a metric in our performance-based long-term incentive plan. In 2025, it was exciting to see the energy and enthusiasm in our divisions as they apply the framework to their specific market needs and implement their innovation strategies to drive above-market organic growth. Our proprietary innovations are protected by a robust portfolio of approximately 21,800 patents. Patent filings, a key leading indicator of CBI yield, increased by 9 percent in 2025 (18 percent in 2024). While we still have some work ahead of us as we position the Company to deliver 3+ percent CBI yield by 2030, we are pleased with the progress so far, achieving 2.4 percent in 2025, more than double historical levels and 0.4 percent higher than 2024.

2030 Performance Goals

How We Align Executive Compensation with Our Long-Term Enterprise Strategy

The independent members of our Board and Compensation Committee (the “Committee”) are responsible for aligning executive incentives with the Company’s strategy and the best interests of our stockholders. The Board believes that the Company has a strong track record of thoughtful and diligent governance and execution with respect to aligning executive incentives, as evidenced by our stockholders’ overwhelming and continuing support for our annual advisory vote on executive compensation.

The Committee uses our long-term Enterprise Strategy as a framework to guide our executive compensation decisions. Our programs are designed to be highly performance-oriented, with rigorous financial goals to reward our executives for best-in-class performance. We regularly review our annual and long-term incentive plan metrics to ensure ongoing alignment with the strategy’s initiatives and performance objectives.

2026 PROXY STATEMENT	36

Compensation Discussion and Analysis

We currently link 50 percent of our executives’ target long-term incentive opportunity to Performance Share Units (“PSUs”), with four performance goals: three-year average (i) operating margin; (ii) After-tax ROIC; (iii) EPS growth; and (iv) CBI Yield. CBI Yield was first added as a metric in 2025 and is the year-over-year increase in revenue generated by a new product or service that provides an increase to customer value as compared to existing available products. The remaining 50 percent of our target long-term incentive opportunity consisted of stock option awards that only provide compensation value as our stock price increases. Notably, we do not provide any time-vested full value equity awards (i.e. restricted stock units) to our NEOs.

ITW’s Focus on Performance-Based Compensation in 2025

Variable pay makes up a substantial portion of Chief Executive Officer (“CEO”) and NEO compensation, as illustrated in the graphs below. We believe that the mix of incentives in our executive compensation plans continues to support the achievement of the current phase of our strategy. For 2025, the mix of compensation for our CEO and NEOs was:

CEO

Other NEOs

Note: The charts above reflect total compensation awarded to the CEO and other NEOs in 2025, which is the sum of base salary, target EIP and the grant date fair value of equity incentives.

As disclosed in last year’s Proxy Statement, in 2025, the Compensation Committee approved eliminating the cash portion of the performance awards and made performance awards solely payable in stock-settled PSUs. This change supports ITW’s pay-for-performance compensation philosophy, and ensures our executives continued close alignment with stockholders through the Next Phase of ITW’s Enterprise Strategy. Accordingly, the long-term incentive mix for 2025 was granted in 50 percent Performance Share Units and 50 percent stock options.

The metrics in our annual and long-term incentive plans are designed to reward superior Company and business segment performance. The following table shows the performance metrics for the NEOs used in the Company’s 2025 annual Executive Incentive Plan (“EIP”) and 2025-2027 PSUs awards granted under the Long-Term Incentive Plan.

Plan	Performance Measure	Weight
2025 Executive Incentive Plan	Organic Revenue Growth	40%
	Operating Income Growth	60%
2025-2027 Performance Share Units	Operating Margin	25%
	After-tax ROIC	25%
	EPS Growth	25%
	CBI Yield	25%

37

Compensation Discussion and Analysis

Executive Compensation Highlights

Compensation Philosophy

Philosophy	Key Components

Our executive compensation philosophy is designed to deliver competitive total compensation upon the achievement of our strategic objectives, which will attract, motivate and retain leaders who drive the creation of long-term stockholder value.

Target total compensation is based on the median of our peer group and other relevant external market data. Actual compensation is determined by achievement of results based on our goals aligned with ITW’s strategy.

Individual executive compensation is then established based on an executive’s scope of responsibility, impact on profitable growth, individual performance, and breadth of experience.

Pay-for-performance through short- and long-term incentives links compensation to Company and business segment performance. This “pay-at-risk” aligns executive interests with those of our stockholders to help promote the short- and long-term growth of ITW.

Compensation Objectives

We emphasize a total compensation approach in establishing individual executive compensation levels with each component of compensation serving a specific purpose. In addition to paying a competitive base salary, we use a mix of different performance-based components of compensation that reward different aspects of Company, business segment, and individual performance. Our 2025 executive compensation program consisted of both fixed (base salary) and variable (annual cash incentives and long-term incentive compensation) components, as illustrated below:

Compensation Component
	CEO	Other NEOs Avg.	Form	Objective
Base Salary			Cash	• Offer competitive pay levels to attract and retain highly qualified leaders • Reflective of individual performance, experience and scope of responsibility

Annual Executive Incentive Plan			Cash	• Motivate executives to achieve annual Company and business segment performance goals

• Reward executives for delivering on the long-term performance goals aligned with the Company’s strategy and creating long-term stockholder value
Performance Share Units (PSUs)			Equity

Stock Options			Equity

2026 PROXY STATEMENT	38

Compensation Discussion and Analysis

Ongoing Best Practices

We regularly review and refine our executive compensation programs to ensure they continue to address practices and policies that are aligned with our pay-for-performance philosophy and the interests of our stockholders. In this regard, our 2025 compensation program reflects the following:

What We Do	What We Don’t Do

Pay for Performance: Our NEOs’ average total target compensation is 81% performance based.

Robust Stock Ownership Guidelines: We have stock ownership guidelines of 6 x salary for CEO, 3 x salary for Executive Vice Presidents and CFO, and 2 x salary for Senior Vice Presidents. Executives must retain the net after-tax shares of vested or exercised awards if an executive does not meet the guidelines within five years.

Annual “Say on Pay” Vote: We hold an annual advisory vote for our stockholders to review and approve our executive compensation programs.

Independent Compensation Consultant: The Committee: (1) engages an independent compensation consultant who advises the Committee on regulatory and other current trends and key developments in executive compensation and (2) reassesses its consultant’s independence annually.

Annual CEO and NEO Performance Review: The Committee conducts an annual review of the performance of the CEO, as well as the other executive officers.

Annual Review of Compensation Programs: The Committee, with input from its independent compensation consultant, conducts an annual review of our executive compensation programs, considering business strategies, best practices and good governance.

Clawback Policy: Our Compensation Recovery Policy, updated in 2023, provides for the mandatory reimbursement of incentives if a material financial restatement is required, whether or not based on misconduct, and equity forfeiture provisions for violations of restrictive covenants and certain misconduct whether or not related to restatement.

Annual Compensation Risk Assessment: Each year we perform an assessment of risks that could result from our executive compensation practices.

Employment Agreements: We do not provide U.S.-based executive officers with employment agreements.

Tax Gross-ups: We do not provide tax gross-ups as part of our change-in-control agreements.

Repricing: We do not allow share repricing within our stock option plan.

Hedging/Pledging of Company Equity Securities: We prohibit executive officers and directors from engaging in any transaction that is designed to hedge or offset a decrease in the market value of ITW common stock and from pledging ITW equity securities.

Dividends on Unvested Equity Awards: Dividends accrued on unvested equity awards, including restricted stock units and performance share units, are not paid unless the awards vest.

Single-Trigger Change-In-Control Vesting/Benefits: We do not allow immediate vesting of equity awards that are continued or replaced upon a change-in-control; all such awards allow only double-trigger vesting (change-in-control and termination of employment).

Say on Pay Advisory Voting Results

In 2023, 2024, and 2025, 93.1 percent, 93.9 percent, and 95.2 percent, respectively, of votes cast by stockholders approved the compensation of our NEOs. The Committee believes these favorable votes confirm the pay of our NEOs is appropriately aligned with the performance of the Company and the interests of our stockholders.

39

Compensation Discussion and Analysis

How We Make Compensation Decisions

Role of the Compensation Committee

The Compensation Committee conducts an annual review of ITW’s practices and the compensation of our executive officers to ensure:

•
The components of the total compensation package are aligned with the market to attract and retain the caliber of talent required to deliver on our business strategies;
•
Compensation decisions are appropriately differentiated to reflect the contributions of our highest performers; and
•
Our incentive plans drive performance aligned with our strategy and the Company’s culture and values.

In making its executive compensation decisions and recommendations, the Committee is guided by the following factors:

•
Our compensation philosophy;
•
Compensation comparisons from a peer group of diversified multinational industrial companies with similar size, value, and complexity; and
•
Our executives’ contribution to our short- and long-term goals based on profitable growth and strong returns on capital.

See “Committees of the Board—Compensation Committee” under “Proposal 1—Election of Directors” for more information about the function of the Committee.

Role of the Independent Compensation Consultant

The Compensation Committee has engaged an independent advisor, Meridian Compensation Partners LLC “Meridian”). The Compensation Committee's consultant works directly on its behalf and in cooperation with management to review ITW’s executive compensation programs, confirm appropriateness of our peer companies, and assess our compensation governance processes. In 2025, Meridian conducted a marketplace review of the compensation we pay to our executive officers. Meridian provided the Compensation Committee with relevant market data, including a review of our pay and performance and that of our peers, reviewed the peer companies we use for comparison purposes, and benchmarked our compensation against our peer companies. Meridian also assisted the Compensation Committee with its assessment of compensation-related risk.

With respect to CEO compensation, on an annual basis, the Company’s consultant provides an independent recommendation to the Compensation Committee for its consideration. In developing its recommendation, the consultant relies on its understanding of ITW’s business, strategy and compensation programs, as well as their own independent research and analysis including ITW’s peer group. The consultant does not meet with the CEO with respect to his compensation.

Peer Group

The Compensation Committee has identified a group of comparable companies, which we refer to as the peer group, to benchmark executive compensation and provide competitive market data to be used in establishing and recommending each component of compensation. The peer group is reviewed annually by the Compensation Committee with assistance from its independent compensation consultant.

In 2025, the Compensation Committee utilized market data from the peer group’s public disclosures, as well as a custom survey consisting of the peers below, as provided by Aon plc, a global provider of compensation data.

In connection with its annual review in 2025, the Compensation Committee determined that no change to the peer group was warranted.

2026 PROXY STATEMENT	40

Compensation Discussion and Analysis

Peer Group Selection Criteria:	2025 Peer Group

•
U.S. publicly traded companies from ITW’s same and related industries, identified based on Standard & Poor’s Global Industry Classification Standard (GICS) codes;
•
Companies with one-fourth to four times our revenue and market capitalization with broadly similar businesses and pay models;
•
Companies that compete for the same customers with similar products and/or services; and
•
Companies with whom we may compete for executive talent.
3M Company Caterpillar Inc. Cummins Inc. Deere & Company Dover Corporation Eaton Corporation plc Ecolab Inc. Emerson Electric Co. Fortive Corporation

General Dynamics Corporation

Honeywell International Inc.

Johnson Controls International plc

Parker-Hannifin Corporation

PPG Industries, Inc.

Rockwell Automation, Inc.

Stanley Black & Decker, Inc.

Trane Technologies plc

The median revenue of the peer group was $19.9 billion based on the twelve-month average of reported financial results through March 1, 2025, and the median market capitalization was $68.6 billion as of March 1, 2025, versus $15.9 billion and $77.5 billion, respectively, for ITW.

The nature of our decentralized and diverse lines of business presents challenges in identifying similar organizations for comparison purposes; however, we believe that the selected peer group provides relevant comparisons.

Compensation Decisions and Individual Compensation Levels

On an annual basis, the CEO reviews the total compensation of the other NEOs and makes recommendations to the Compensation Committee based on his assessment of each executive’s individual performance and peer group compensation information. The Compensation Committee makes recommendations to the independent directors regarding the CEO’s compensation based on an assessment of the CEO’s performance and peer group compensation information. There are no material differences in the policies and decision processes used in setting compensation for the CEO and the other NEOs. However, the different levels of compensation for the NEOs, as shown in the Summary Compensation Table of this Proxy Statement, reflect internal factors such as each executive’s scope of responsibility, performance, impact on profitable growth and breadth of experience, as well as compensation data from the peer group.

Components of the 2025 Executive Compensation Program

Base Salary

In determining base salary, the CEO (with respect to the other executive officers) and the Compensation Committee consider the size and scope of the executive officers’ responsibilities, experience, performance, market data and the median base salary of similar positions at our peer group companies. The Compensation Committee believes that median base salary is an appropriate general reference point to use for encouraging solid performance. Base salaries are reviewed annually, and adjustments are intended to recognize performance and contributions over the prior year, as well as any significant changes in duties or scope of responsibility.

For 2025, the Committee recommended a 3.5 percent base salary increase for Mr. O’Herlihy, which was approved by the Board's independent directors. For the other NEOs, the Compensation Committee recommended base pay merit increases ranging from 3.0 to 4.0 percent.

41

Compensation Discussion and Analysis

Annual Executive Incentive Plan

We believe that executives generally should be rewarded for their contributions to the overall financial success measured by income and organic revenue growth of the Company as a whole, and, if applicable, the business segment he or she leads. Achieving our annual financial objectives is important to executing on our current strategic objectives and delivering long-term value to stockholders. The Compensation Committee determines and approves the performance results and awards for the NEOs and recommends the CEO’s annual incentive award amount for approval by the independent directors of the Board.

The Company provides annual incentive award opportunities to the NEOs through the EIP. The Compensation Committee determined each NEO’s 2025 award target based on responsibilities, experience, performance, market data and the median target incentive opportunity of similar positions at our peer group companies. Based on achieved results against performance goals, an NEO may earn between zero and 200 percent of his or her award target.

For 2025, the Compensation Committee approved the following performance metrics and weightings:

Messrs. O’Herlihy and Larsen, and Ms. Lawler

Messrs. Beck and Escoe

The financial measures were recommended by management and approved by the Compensation Committee at the start of the performance year. While the Compensation Committee has the discretion to make adjustments in the calculation of financial performance to eliminate factors beyond the control of management and/or to eliminate possible disincentives to act in the long-term best interests of the Company, the Compensation Committee made no adjustments to the 2025 EIP payouts.

2025 EIP Financial Measures

For 2025, executive officers were eligible to earn a payment according to the performance scales below.

2025 EIP Company Financial Targets

	Operating Income Growth vs. Prior Year	Operating Income Growth Payout (as a % of Target)	Organic Revenue Growth	Organic Revenue Payout (as a % of Target)
Maximum	115%	200%	3.5%	200%
Target	105%	100%	1.0%	100%
Threshold	85%	50%	0.0%	0%

2026 PROXY STATEMENT	42

Compensation Discussion and Analysis

The following table shows the actual goal achievement for the enterprise (weighted 60 percent on operating income growth and 40 percent on organic revenue growth):

2025 EIP Company Performance Results

Operating Income Growth vs. Prior Year(1)(2)				Organic Revenue Growth(1)
2024	2025	Achievement Percent	Payout Percent	2024	2025	Achievement Percent	Payout Percent	Total Payout Percent
$4.1B	$4.2B	100.9%	89.9%	$15.9B	$15.9B	0%	0.0%	53.9%

(1)	Calculated on a constant currency basis.
(2)	2024 excludes operating income of $117 million related to the LIFO accounting method change in the first quarter of 2024.

2025 EIP Total Payouts

The total payouts to the NEOs for Company performance results were 53.9% of the target award level. The chart below shows the final payout percentage for each NEO.

Named Executive Officer	Award Target (as a % of Base Salary)	2025 Salary	Total Payout Percent	Total Payout Amount(3)
Christopher A. O’Herlihy	160%	$1,345,000	53.9%	$1,160,789
Michael M. Larsen	110%	$984,363	53.9%	$584,062
Axel R.J. Beck(1)(2)	90%	$665,769	66.5%	$398,342
T. Kenneth Escoe(1)	90%	$570,424	77.0%	$395,098
Mary K. Lawler	80%	$676,152	53.9%	$291,773

(1)

50% of the total payout percentage for Messrs. Beck and Escoe is based on their respective business segment’s results (79.1% and 100.1% of target, respectively) and the other 50% is based on total Company results. Performance targets and payouts for the business segments were determined in a similar manner as overall Company performance targets and payouts.

(2)

Mr. Beck’s salary and EIP payout were paid in his home country currency of Euros (EUR) and have been converted to U.S. Dollars (USD) based on the average daily exchange rate for fiscal year 2025 of 1.1299 (EUR to USD).

(3)	These amounts are included in the Summary Compensation Table under “Non-Equity Incentive Plan Compensation.” The award payout is calculated as a percentage of base salary.

Long-Term Incentives

The value of the overall long-term incentive award for the CEO is determined by the Compensation Committee, subject to approval by the independent directors of the Board. Awards to the other NEOs are recommended by the CEO to the Compensation Committee for approval.

The key factors in determining the awards are the executive’s position, performance, potential to contribute to the long-term success of the Company, breadth of experience, and prior awards. In addition, although we generally do not establish any specific target or prescribed value in relation to the peer group, comparisons are made to long-term incentive levels in the peer group and market compensation data.

Long-Term Incentive Philosophy

We believe that ensuring the long-term growth and profitability of the business is a primary management responsibility. Therefore, a significant portion of an executive officer’s compensation should be directly linked to key financial performance measures that consider the long-term perspective, such as operating margin, After-tax ROIC, EPS growth, CBI Yield, and ITW’s share price over time.

	Stock Options	PSU
LTI Mix

43

Compensation Discussion and Analysis

In 2025, the value of the NEOs’ long-term incentive awards consisted of 50 percent in the form of stock options and 50 percent in PSUs. We believe that stock options are an effective incentive because they directly align the interest of the executives with those of our stockholders. Similarly, we believe the PSUs are effective because they incent executive leaders to achieve key long-term financial goals. Stock options are combined with PSUs to closely align the realized value of long-term incentives with the financial performance objectives of the Company’s strategy and total shareholder return.

The Compensation Committee has established specific vesting and expiration provisions associated with termination of employment due to death, disability and retirement, as defined in the applicable awards, and forfeiture provisions upon other termination of employment. The Compensation Committee, in its sole discretion, may deem a long-term incentive award, whether vested or unvested, to be immediately forfeited if the recipient competes with the Company, engages in misconduct or conduct that is against the business interests of the Company, or divulges confidential information about the Company to others.

2025 Stock Option Awards

The 2025 stock options vest in equal installments over a four-year period ending in 2029. Stock options are awarded with an exercise price equal to the fair market value of the common stock on the date of grant and normally expire ten years after the award date. The Committee awards non-qualified stock options because it believes that the tax benefits to the Company from non-qualified stock options outweigh the potential tax benefits to the NEOs from incentive stock options.

2025-2027 Performance Share Units

The PSUs vest three years from the date of grant, subject to the Compensation Committee’s certification of the achievement of the performance goals set at the beginning of the performance period. PSUs are awarded based on the fair market value of one share of ITW common stock on the date of the award. Dividend equivalents are accrued and added in the form of units to the original PSU awards as reinvested dividends. These reinvested dividends are paid only on PSUs earned at the end of the performance period.

The goals for the 2025 PSUs are equally weighted and based on three-year average operating margin, After-tax ROIC, EPS growth, and CBI Yield. The payout range for PSUs is 50 to 200 percent of the target award for threshold to maximum performance. Performance below threshold results in no payout for the weighted portion for that metric. The payout at the end of the performance period will be based on the following payout scale:

	Operating Margin	After-tax ROIC	EPS Growth	CBI Yield	Payout (as a % of Target)
Maximum	27.5%	27.0%	12.0%	3.0%	200%
Target	25.5%	25.0%	9.0%	2.5%	100%
Threshold	20.0%	20.0%	4.0%	2.0%	50%

Notes:

•
Interpolation is used for measuring achievement between threshold and target and between target and maximum.
•
After-tax ROIC and EPS growth were calculated using an effective tax rate of 23.5% for each of the years in the performance period.

2026 PROXY STATEMENT	44

Compensation Discussion and Analysis

2023-2025 Performance Share Units and Performance Cash Awards Payout

In 2023, executives were awarded PSUs and Performance Cash awards with a three-year performance period from January 1, 2023 to December 31, 2025. The awards had incorporated three equally weighted financial metrics (operating margin, After-tax ROIC, and EPS growth). The table below details the performance and associated payouts of the 2023-2025 PSU and Performance Cash awards:

	Long-Term Performance Results				Performance Scale and Payout
Metrics (Weighting)	FY 2023	FY 2024	FY 2025	3 Year Average	Threshold 50% of Target	Target 100% of Target	Maximum 200% of Target	Payout % of Target
Operating Margin (1/3rd)	25.1%	26.1%	26.3%	25.8%	20.0%	24.0%	26.0%	191.7%
After-tax ROIC (1/3rd)(1)	30.3%	30.4%	29.4%	30.0%	20.0%	25.0%	27.0%	200.0%
EPS Growth (1/3rd)(1)(2)	7.2%	5.1%	2.6%	5.0%	4.0%	9.0%	12.0%	59.6%
Total Payout % of Target:								150.4%

(1)	After-tax ROIC and EPS growth were calculated using an effective tax rate of 23.5% for each of the years in the performance period.
(2)

2024 EPS excludes the $0.30 favorable impact related to the LIFO accounting method change in the first quarter of 2024 and the $1.26 net gain related to the Wilsonart transaction in the third quarter of 2024.

Timing of Long-Term Incentive Awards

The Compensation Committee meets in February of each year following the Company’s public release of its earnings results for the most recently completed fiscal year to review and approve long-term incentive awards for the executive officers. Long-term awards are made in compliance with the Long-Term Incentive Plan, including the requirement that stock options may not be awarded with an exercise price less than 100 percent of the fair market value of ITW’s common stock on the date of grant. The exercise price of the awards is based on the closing price of ITW’s stock on the date of the award. We do not time award grant dates for the purpose of enhancing the value of executive compensation. See the “Long-Standing Practices Regarding Stock Option Grants” section below for additional details on our granting practices related to stock options.

Benefits and Perquisites

Our NEOs participate in the same health, disability, life insurance, and retirement benefit plans and programs provided to the Company’s U.S.-based non-union employees, other than Mr. Beck who is based in Germany. Our executive officers are offered the opportunity to participate in a comprehensive annual physical paid by the Company, which is an extension of our Company’s wellness program that encourages healthy lifestyles and preventative medical care. The Company also offers financial counseling and optional tax preparation services for select executives and occasionally offers the use of tickets to sporting events (there is no incremental expense to the Company for these tickets). Mr. Beck is provided a company-leased vehicle, consistent with market practices in his home country of Germany. ITW’s perquisites are consistent with market practices and do not comprise a substantive element of our compensation programs.

45

Compensation Discussion and Analysis

Compensation Governance Practices and Policies

Stock Ownership Guidelines

We believe that stock ownership is important because it aligns the interests of our management with those of our stockholders and mitigates compensation-related risk. Because of the importance of stock ownership, the Board and the Compensation Committee have adopted stock ownership guidelines for executive officers. The guidelines for stock ownership as a multiple of executive officers’ base salaries and are as follows:

Title	Guideline
Chief Executive Officer	6 times salary
Executive Vice Presidents and Chief Financial Officer	3 times salary
Senior Vice Presidents	2 times salary

If the applicable ownership guideline is not met within the five-year time period, the covered executive officer must retain 100 percent of the net after-tax shares received from the vesting or any subsequent exercise of awards until the ownership guidelines are met. The achievement of these guidelines is reviewed annually. The Board believes that its stock ownership guidelines are appropriate, reasonable, and attainable given the responsibilities and compensation levels of our executive officers.

Hedging and Anti-Pledging Policy

Pursuant to the Company’s Hedging and Anti-Pledging Policy, all employees (including executive officers) and directors who receive equity-based awards from the Company are prohibited from trading ITW stock options or engaging in short sales of ITW stock. In addition, all executive officers and directors and their designees are prohibited from purchasing or selling any financial instrument or otherwise engaging in any transaction that hedges or offsets, or is designed to hedge or offset, any decrease in the market value of ITW equity securities. In addition, since April 2013, our executive officers and directors have been prohibited from pledging ITW stock, and all pledged shares are excluded from ownership for purposes of our stock ownership guidelines.

Compensation Recovery Policy

In 2010, we adopted a compensation recovery policy (the “2010 Clawback Policy”) that covered our current and former officers subject to Section 16 of the Securities Exchange Act of 1934 (“Section 16”). Under the 2010 Clawback Policy, if there was a financial restatement, certain cash- and equity-based incentive compensation received would be subject to repayment, in the Compensation Committee’s discretion, to the extent it was based on the erroneous financial results.

In 2023, we adopted an updated compensation recovery policy (the “2023 Clawback Policy”) intended to comply with applicable SEC and New York Stock Exchange rules, which also covers our current and former Section 16 officers. Under the 2023 Clawback Policy, if there is a restatement of our financial results, certain incentive-based compensation paid or awarded within three years will be subject to mandatory repayment (with limited exceptions) if the amount of such compensation was based upon the achievement of restated financial results. The Company cannot indemnify any Section 16 officer against such repayment.

In addition, forfeiture provisions in the terms of awards under our equity incentive plan provide flexibility to cancel outstanding grants for violation of non-compete and confidentiality restrictive covenants, and for engaging in misconduct or conduct that is against the business interests of the Company.

2025 Risk Assessment

The Compensation Committee, together with management and the Compensation Committee’s independent consultant, Meridian, annually considers potential risks when reviewing our compensation program for all employees, including our executive officers. Based on this assessment, the Compensation Committee concluded that our 2025 compensation program does not create risks that are reasonably likely to have a material adverse effect on the Company. In making this determination, the

2026 PROXY STATEMENT	46

Compensation Discussion and Analysis

Compensation Committee reviewed the key design elements of our compensation program, as well how any potential risks may be mitigated, including:

•
A Balanced Mix of Compensation Components – The target compensation mix for our executive officers is composed of base salary, annual cash incentives and long-term equity incentives, representing a mix that is not overly weighted toward short-term incentives.
•
Multiple Performance Factors – Our incentive compensation plans use Company-wide measures, which encourage focus on the achievement of objectives for the overall benefit of the Company. Multiple financial goals also prevent an overemphasis on any one metric.
•
Long-Term Incentives – Our long-term incentives are equity-based, with our PSU awards subject to performance goals. PSUs have a three-year vesting schedule, and stock options have a four-year vesting schedule.
•
Capped Incentive Awards – Annual incentives and PSUs are capped at 200 percent of target.
•
Stock Ownership Guidelines – Our guidelines call for significant share ownership, which further aligns the interests of our executive officers and directors with the long-term interests of our stockholders, and we have a holding-period requirement for individuals who have not achieved their guidelines in the targeted period.
•
Compensation Recovery Policy – Our SEC-compliant compensation recovery policy requires the Compensation Committee to clawback past incentive compensation in the event of a financial restatement regardless of fault.
•
Prohibition on Hedging and Pledging – Executive officers and directors are subject to Company policy that prohibits hedging and pledging activities with respect to ITW stock.
•
Committee Oversight – The Compensation Committee has the ultimate authority to determine, and reduce if appropriate, compensation provided to our executive officers.
•
Independent Compensation Consultant – The Compensation Committee retains an outside independent compensation consultant.

Committee’s Independent Consultant

Meridian, the independent compensation consultant, has been retained by and reports directly to the Compensation Committee. It also provides peer group directors’ compensation data to the Corporate Governance and Nominating Committee; it does not have any other consulting engagements with management or ITW. Based on its consideration of factors under NYSE listing standards, the Compensation Committee concluded that the work performed by Meridian and its senior advisor involved in the engagement did not raise any conflict of interest or independence concerns.

47

NEO Compensation

Summary Compensation Table

The tables below provide information regarding the compensation of our NEOs.

Name and Principal Position	Year	Salary(2)	Bonus	Stock Awards(3)	Option Awards(3)	Non-Equity Incentive Plan Compensation(2)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation(5)	Total(6)
Christopher A. O’Herlihy	2025	$1,337,271	—	$5,249,957	$5,249,996	$2,702,389	$255,793	$415,605	$15,211,011
President & Chief Executive Officer	2024	$1,300,000	—	$2,187,430	$4,374,988	$2,514,128	$156,627	$399,472	$10,932,645
	2023	$919,770	—	$1,024,983	$2,049,992	$2,401,550	$213,183	$289,363	$6,898,841
Michael M. Larsen	2025	$977,860	—	$2,074,946	$2,074,967	$1,994,062	—	$238,666	$7,360,501
Senior Vice President and	2024	$942,227	—	$974,919	$1,949,996	$1,872,085	—	$235,926	$5,975,153
Chief Financial Officer	2023	$909,761	—	$937,370	$1,874,973	$2,256,573	—	$244,616	$6,223,293
Axel R.J. Beck(1)	2025	$665,769	—	$774,846	$774,973	$924,742	$53,263	$32,716	$3,226,309
Executive Vice President	2024	$618,918	—	$362,398	$724,980	$706,559	$159,678	$22,181	$2,594,714
	2023	$597,878	—	$349,983	$699,942	$1,033,438	$156,136	$24,126	$2,861,503
T. Kenneth Escoe	2025	$567,570	—	$749,810	$749,999	$808,698	—	$151,652	$3,027,729
Executive Vice President	2024	$551,655	—	$312,271	$624,959	$1,024,373	—	$175,929	$2,689,187
Mary K. Lawler	2025	$671,685	—	$899,771	$899,985	$893,373	—	$146,940	$3,511,754
Senior Vice President and	2024	$647,209	—	$412,269	$824,932	$844,095	—	$148,021	$2,876,526
Chief Human Resources Officer	2023	$624,908	—	$399,913	$799,943	$1,044,797	—	$156,690	$3,026,251

Note: Years prior to becoming an NEO are not presented in this table.

(1)

Mr. Beck’s compensation was paid in his home country currency of Euros (EUR) and has been converted to U.S. Dollars (USD) based on the average daily exchange rate for fiscal year 2025 of 1.1299 (EUR to USD).

(2)

The Salary and Non-Equity Incentive Plan Compensation columns for 2025 include amounts deferred by the executive under the Executive Contributory Retirement Income Plan (“ECRIP”) and the Savings and Investment Plan. The deferral amounts for each year shown for each NEO can be found in the Footnote 1 Table to the table under the “ITW Retirement Plans—Nonqualified Deferred Compensation” section.

(3)

The Stock Awards column represents PSUs awarded in 2025, 2024, and 2023 for all NEOs. The amounts shown represent the target amount that may be earned based on the grant date fair value. If the highest level of performance is achieved for these PSUs, the maximum value of these awards at the grant date would be as follows: Mr. O’Herlihy — $10,499,915; Mr. Larsen — $4,149,893; Mr. Beck — $1,549,692; Mr. Escoe — $1,499,619; and Ms. Lawler — $1,799,543. The Option Awards column represents stock options awarded in the relevant year, and the assumptions applicable to these valuations can be found in Note 14 of the Notes to Financial Statements—Stock-Based Compensation contained in the Company’s 2025 Form 10-K.

(4)

These amounts include payouts made under the EIP and 2023-2025 long-term Performance Cash award payouts made under our Long-Term Incentive Plan. The following table shows the award payouts earned under each plan for 2025. Based on SEC disclosure requirements, payments for the long-term Performance Cash component represent awards granted in 2023, earned over 2023-2025 performance period, and paid in February of 2026.

Name	EIP Award	Performance Cash	Non-Equity Incentive Plan Compensation
Christopher A. O’Herlihy	$1,160,789	$1,541,600	$2,702,389
Michael M. Larsen	$584,062	$1,410,000	$1,994,062
Axel R.J. Beck	$398,342	$526,400	$924,742
T. Kenneth Escoe	$395,098	$413,600	$808,698
Mary K. Lawler	$291,773	$601,600	$893,373

2026 PROXY STATEMENT	48

NEO Compensation

(5)	These amounts include the Company contributions to the Savings and Investment Plan and ECRIP, as well as perquisites to our NEOs, as outlined in the table below:

Name	Company Contributions to Retirement Plans	Perquisites**	Total All Other Compensation
Christopher A. O’Herlihy	$394,500	$21,105	$415,605
Michael M. Larsen	$217,561	$21,105	$238,666
Axel R.J. Beck*	$—	$32,716	$32,716
T. Kenneth Escoe	$130,547	$21,105	$151,652
Mary K. Lawler	$135,313	$11,627	$146,940

*	Mr. Beck, based in Germany, is not eligible to participate in the Savings and Investment Plan or the ECRIP.
**

Perquisites to NEOs in 2025 were as follows: (1) financial planning and tax preparation services (Messrs. O’Herlihy, Larsen, and Escoe, and Ms. Lawler), (2) executive physicals for all NEOs, and (3) a company leased vehicle for Mr. Beck in the amount of $27,158. Additionally, NEOs may use tickets to sporting events that have no incremental cost to ITW.

(6)

The Total Compensation reported for 2025 includes payouts of long-term Performance Cash awards granted in 2023 and earned over the 2023–2025 performance period. Although the Performance Cash program was eliminated in favor of additional PSUs beginning in 2025, SEC disclosure rules require payout of Performance Cash to be reported in the year earned (i.e., at the end of the performance cycle), whereas PSUs are required to be reported at the grant date (i.e. at the beginning of the performance cycle). As a result, the 2025 Total Compensation for Messrs. O’Herlihy, Larsen, Beck, and Escoe, and Ms. Lawler includes the full value of awards granted in 2025 plus $1,541,000, $1,410,000, $526,400, $413,600, and $601,600, respectively, with respect to Performance Cash awards granted in 2023 and earned in 2025. The grant-date fair values of stock options and PSUs in 2025 are reported separately in the Option Awards and Stock Awards columns.

49

NEO Compensation

Grants of Plan-Based Awards

The table below provides information regarding plan-based awards granted to our NEOs during fiscal year 2025 under the EIP and the Long-Term Incentive Plan.

				Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Approval Date	Grant Date	Plan Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Options (#)	Awards ($)(3)	Awards ($)(4)
Christopher A. O’Herlihy			EIP		2,152,000	4,304,000
	2/14/2025	2/14/2025	PSUs				10,170	20,340	40,680			5,249,957
	2/14/2025	2/14/2025	Stock Options							72,947	258.11	5,249,996
Michael M. Larsen			EIP		1,082,799	2,165,599
	2/13/2025	2/14/2025	PSUs				4,020	8,039	16,078			2,074,946
	2/13/2025	2/14/2025	Stock Options							28,831	258.11	2,074,967
Axel R.J. Beck			EIP		599,192	1,198,384
	2/13/2025	2/14/2025	PSUs				1,501	3,002	6,004			774,846
	2/13/2025	2/14/2025	Stock Options							10,768	258.11	774,973
T. Kenneth Escoe			EIP		513,382	1,026,763
	2/13/2025	2/14/2025	PSUs				1,453	2,905	5,810			749,810
	2/13/2025	2/14/2025	Stock Options							10,421	258.11	749,999
Mary K. Lawler			EIP		540,922	1,081,843
	2/13/2025	2/14/2025	PSUs				1,743	3,486	6,972			899,771
	2/13/2025	2/14/2025	Stock Options							12,505	258.11	899,985

(1)

The range of potential payouts under the EIP awards for the NEOs as determined by the Compensation Committee in February 2025 for 2025 performance is set forth in these columns. The financial performance components and corresponding payouts as a percent of target are shown under “Components of the 2025 Executive Compensation Program—Annual Executive Incentive Plan.”

(2)

The range of potential share distributions under the 2025 PSU awards for the NEOs as set by the Compensation Committee in February 2025 for performance for the three-year period 2025 through 2027 is set forth in these columns.

(3)	Exercise price is equal to the closing price on the grant date.
(4)

Grant date fair values of stock options awarded to the NEOs on February 14, 2025, were based on an implied value of $71.97 per option share as determined using a binomial valuation technique under Accounting Standards Codification Topic 718. Grant date fair value of PSUs was based on the assumption that the performance conditions will be met at target.

2026 PROXY STATEMENT	50

NEO Compensation

Long-Standing Practices Regarding Stock Option Grants

The Compensation Committee’s long-standing practice, including in 2025, is to grant stock options under the 2024 Long-Term Incentive Plan on the date of the February meeting of the Board following the Company’s public release of its earnings results for the most recently completed fourth quarter and fiscal year. Historically, including in 2025, that date has also been the date the Company files its Form 10-K, which does not include additional material information beyond what was disclosed in its earnings release.

Consistent with this practice, on February 5th, 2025, the Company released its earnings results announcing its fourth quarter and full year financial results for the year ended December 31, 2024. The Compensation Committee granted annual stock options on February 14, 2025, in an open trading window seven business days following the earnings release. The Compensation Committee believes this represents a sufficient amount of time for the public markets to absorb the Company’s earnings results prior to the grant date. Accordingly, the Company does not take material non-public information into account when determining the timing and terms of the stock option awards and has not timed the disclosure of material non-public information with the purpose of affecting the value of the stock option awards. See the “Timing of Long-Term Incentive Awards” section above for additional details on our granting practices related to stock options.

The table below presents information regarding stock options awarded to our named executive officers in 2025, during any period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K or the filing or furnishing of a current report on Form 8-K disclosing material non-public information (other than a current report on Form 8-K disclosing a material new stock option award under Item 5.02(e) of such Form 8-K), and ending one business day after the filing or furnishing of such report with the SEC (the “Designated Period”). Though the annual stock options included in the table below were granted within a Designated Period (on the day the Company filed its Form 10-K), as noted above, the Company issued its earnings release seven business days prior to the grant, the trading window was open and the filing of the Form 10-K was not believed to be a release of material, nonpublic information.

Name	Grant date	# of Options Granted	Exercise Price ($)	Grant Date Fair Value of Award ($)	% Change in Market Price of Underlying Securities Between Closing Market Price of Security One Trading Day Prior to and One Trading Day Following Disclosure of MNPI(1)

Christopher A. O’Herlihy	2/14/2025	72,947	258.11	5,249,996	0.8%
Michael M. Larsen	2/14/2025	28,831	258.11	2,074,967	0.8%
Axel R.J. Beck	2/14/2025	10,768	258.11	774,973	0.8%
T. Kenneth Escoe	2/14/2025	10,421	258.11	749,999	0.8%
Mary K. Lawler	2/14/2025	12,505	258.11	899,985	0.8%

(1)

This column is included to comply with SEC disclosure requirements regarding stock option grants. The Company does not believe that the Form 10-K for the year ended December 31, 2024, contained material non-public information, as material information regarding fiscal year 2024 performance had been already publicly disclosed in the February 5, 2025 earnings release.

51

NEO Compensation

Outstanding Equity Awards at Fiscal Year-End 2025

The table below sets forth details, on an award-by-award basis, of the outstanding equity awards held by each NEO as of December 31, 2025.

		Option Awards			Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Units that Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Units That Have Not Vested ($)
Christopher A. O’Herlihy	2/14/2025	—	72,947	258.11	02/14/2035	20,728	5,105,341
	2/9/2024	15,856	47,568	255.75	02/9/2034	8,920	2,196,919
	2/10/2023	15,262	15,262	235.52	02/10/2033	4,641	1,143,133
	2/11/2022	31,976	10,659	217.72	02/11/2032	—	—
	2/12/2021	42,787	—	200.98	02/12/2031	—	—
	2/14/2020	45,839	—	187.86	02/14/2030	—	—
	2/15/2019	43,655	—	144.21	02/15/2029	—	—
	2/15/2018	39,123	—	163.36	02/15/2028	—	—
Michael M. Larsen	2/14/2025	—	28,831	258.11	02/14/2035	8,192	2,017,790
	2/9/2024	7,067	21,202	255.75	02/9/2034	3,975	979,148
	2/10/2023	13,959	13,959	235.52	02/10/2033	4,245	1,045,420
	2/11/2022	29,069	9,690	217.72	02/11/2032	—	—
	2/12/2021	39,119	—	200.98	02/12/2031	—	—
	2/14/2020	42,313	—	187.86	02/14/2030	—	—
Axel R.J. Beck	2/14/2025	—	10,768	258.11	02/14/2035	3,059	753,502
	2/9/2024	2,627	7,883	255.75	02/9/2034	1,478	363,970
	2/10/2023	5,211	5,211	235.52	02/10/2033	1,585	390,325
	2/11/2022	9,135	3,046	217.72	02/11/2032	—	—
	2/12/2021	11,613	—	200.98	02/12/2031	—	—
	2/14/2020	12,341	—	187.86	02/14/2030	—	—
	2/15/2019	3,346	—	144.21	02/15/2029	—	—
	2/15/2018	2,608	—	163.36	02/15/2028	—	—
	2/10/2017	3,261	—	128.00	02/10/2027	—	—
T. Kenneth Escoe	2/14/2025	—	10,421	258.11	02/14/2035	2,960	729,155
	2/9/2024	2,265	6,795	255.75	02/9/2034	1,273	313,626
	2/10/2023	4,094	4,095	235.52	02/10/2033	1,245	306,534
	2/11/2022	8,720	2,907	217.72	02/11/2032	—	—
	2/12/2021	11,613	—	200.98	02/12/2031	—	—
	2/14/2020	12,341	—	187.86	02/14/2030	—	—
Mary K. Lawler	2/14/2025	—	12,505	258.11	02/14/2035	3,553	874,986
	2/9/2024	2,989	8,970	255.75	02/9/2034	1,681	414,057
	2/10/2023	5,955	5,956	235.52	02/10/2033	1,811	446,011
	2/11/2022	12,458	4,153	217.72	02/11/2032	—	—
	2/12/2021	17,726	—	200.98	02/12/2031	—	—
	2/14/2020	19,393	—	187.86	02/14/2030	—	—
	2/15/2019	19,281	—	144.21	02/15/2029	—	—
	2/15/2018	17,279	—	163.36	02/15/2028	—	—

(1)

Stock options vest in equal annual installments over a four-year period starting on the first anniversary of the grant date, with exceptions for termination upon death, disability, retirement and change-in-control.

(2)

PSUs granted in 2023, 2024, and 2025 and are subject to cliff vesting on the third anniversary of the grant date, as well as achievement of operating margin, After-tax ROIC and EPS performance goals. The PSUs granted in 2025 are also subject to the achievement of the CBI Yield performance goal. The number of PSUs included in this table assumes target performance is met and includes reinvested dividend equivalents that vest only if the underlying award vests.

2026 PROXY STATEMENT	52

NEO Compensation

Option Exercises and Stock Vested

The table below provides information regarding stock option exercises and stock vesting for each NEO during 2025. The value realized upon the exercise of stock options is calculated using the difference between the stock option exercise price and the market price of ITW’s common stock at the time of exercise multiplied by the number of shares underlying the stock option. The value realized upon the vesting of stock awards is based on the closing price of ITW’s common stock on the vesting date.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Christopher A. O’Herlihy	48,453	7,091,843	6,962	1,810,747
Michael M. Larsen	41,472	5,268,843	6,329	1,646,110
Axel R.J. Beck	—	—	1,989	517,319
T. Kenneth Escoe	—	—	1,898	493,651
Mary K. Lawler	—	—	2,712	705,364

Pension Benefits

The table below provides pension benefit information through our financial statement measurement date of December 31, 2025 for Messrs. O’Herlihy and Beck. None of the other NEOs have such benefits with the Company.

Name	Plan Name		Number of Years of Credited Service	Present Value of Accumulated Benefit (1)(2)	Payments During Last Fiscal Year ($)
Christopher A. O’Herlihy	ITW Retirement Accumulation Plan	(3)	10.46	$101,245	$—
	ITW Irish Pension Plan	(3)	11.17	$2,228,245	$—
Axel R.J. Beck	Hobart GmbH Management Pension Scheme (Germany)	(4)	32.00	$37,075	$—
	Hobart GmbH Executive Pension Scheme (Germany)	(4)	24.00	$1,579,543	$—

(1)

Assuming the individual receives a lump-sum distribution at normal retirement, present values for Mr. O’Herlihy are based on the 5.24 percent discount rate and for Mr. Beck the 3.90 percent discount rate used for financial reporting purposes.

(2)	In the event of a change-in-control or departure due to death, disability or retirement, the total pension payable is reflected in the total of the above amounts.
(3)

Mr. O’Herlihy participated in the ITW Retirement Accumulation Plan from 1989 through 1999. From 1999 through August 2011, he was employed in Ireland, participated in the ITW Irish Pension Plan and ceased active participation in the U.S. plan. Upon his return to the U.S. in 2011, he ceased active participation in the Irish plan and was ineligible to actively participate in the U.S. plan due to the plan participation closure effective January 1, 2007. In calculating the U.S. dollar equivalent, a conversion rate based on the average daily exchange rate for fiscal year 2025 of 1.1299 was used.

(4)

Mr. Beck became eligible to participate in the Hobart GmbH Management Pension Scheme effective January 1, 1994. He became eligible to participate in the Hobart GmbH Executive Pension Scheme effective April 1, 2002. In calculating the U.S. dollar equivalent, a conversion rate based on the average daily exchange rate for fiscal year 2025 of 1.1299 was used.

ITW Retirement Plans

ITW Retirement Accumulation Plan

We maintain the ITW Retirement Accumulation Plan (the “Pension Plan”) for the benefit of eligible employees to provide a portion of the income necessary for retirement. The Pension Plan was closed to new entrants effective January 1, 2007. The Pension Plan is structured as a “pension equity plan” under which a participant accumulates an age-based percentage for each year of plan participation. The sum of the Accumulation Percentages, as defined in the Plan, multiplied by final average annual pay (salary and

53

NEO Compensation

annual incentive paid in the highest five years out of the last ten complete calendar years of service), plus the sum of the Excess Percentages, as defined in the Plan, multiplied by the final average annual pay above the Covered Compensation, as defined in the Plan, produce an amount that can be received as a lump-sum payment or an actuarially equivalent lifetime annuity. For each year of credited service after December 31, 2000, the age-based percentages are as follows:

Age During the Year	Pay Accumulation Percentage	Excess Percentage(1)
Less than 30	2%	2%
30-34	3%	2%
35-39	4%	2%
40-44	5%	2%
45	7%	2%
46-49	7%	6%
50-54	10%	6%
55-59	13%	6%
60 or older	16%	6%

(1)

Covered Compensation is a 35-year average of the maximum earnings recognized in calculating Social Security benefits. For 2025, the Covered Compensation amount for an individual attaining age 65 was $109,140, while for an employee age 35 or younger it was $175,428.

Prior to 2001, the Pension Plan operated under a traditional annuity formula (a normal retirement benefit equal to 1 percent of final average annual pay and 0.65 percent of such pay in excess of covered compensation for each of the first 30 years of credited service plus 0.75 percent of final average annual pay for any additional years). As part of the transition to the pension equity formula, as of December 31, 2000:

•
Accrued benefits under the traditional annuity formula were converted to an initial pension equity percentage by calculating the lump-sum value of the normal retirement annuity and dividing by the average annual pay at that time.
•
Participants who had 5 years of participation and whose age plus vesting service equaled at least 50 years were entitled to additional pension equity credits of 4 percent of final average annual pay per year for each year of employment from 2001 through 2015.

ITW Irish Pension Plan

The Irish Pension Plan operates under a traditional annuity formula (a normal retirement benefit equal to 1.5 percent of final average annual pay for each year of credited service). The final average annual pay is the highest consecutive pensionable base salary over any three-year period over the last ten complete years of service.

Hobart GmbH Management Pension Scheme (Germany)

The Company provides a commitment to pay a pension to eligible management employees in Germany. The retirement amount payable upon reaching retirement age as an active employee is 2,500 Deutsche Marks (converted to Euros) for each year of creditable service (including fractional years). The retirement or lump-sum death benefit is paid out in three equal amounts. The first installment is paid on the occurrence of the pension event, and the two remaining amounts in subsequent years. The benefit amount is actuarially reduced if taken before the normal retirement age.

Hobart GmbH Executive Pension Scheme (Germany)

Entitlements under this plan are based on pensionable earnings at least 61 percent or above the Social Security Contribution Ceiling (“SSCC”). The Pension scheme provides a benefit equal to 0.5 percent of the employee’s average annual creditable replacement income up to the SSCC and 1.5 percent for the portion above the SSCC multiplied by the number of years of credited pension service.

2026 PROXY STATEMENT	54

NEO Compensation

Pensionable pay is calculated using basic salary, including commissions. The final average creditable replacement income is the three highest consecutive years within the last ten years before retirement. Replacement income is limited to three times the annual SSCC in effect on January 1 of each year. The benefits are paid as a monthly annuity with actuarial reductions taken if the employee retires before the normal retirement age of 65.

Nonqualified Deferred Compensation

The Company’s ECRIP offers designated executives an opportunity to defer a portion of their salary and earned non-equity incentive to a deferred compensation account to receive the Company contributions they would otherwise receive if such deferrals had been made under our tax-qualified Savings and Investment Plan and IRS limits did not apply. Deferred amounts receive a rate of interest based on the monthly Moody’s Long-Term Corporate Bond Yield Average (Moody’s Rate). All the NEOs are eligible for the ECRIP. An ECRIP participant may defer from 6 to 50 percent of his or her salary and from 6 to 85 percent of his or her variable cash components, with the applicable Company matching contribution on the salary and EIP amounts under the Savings and Investment Plan formula. Salary and EIP deferrals under the ECRIP reduce the compensation that may be recognized under the Savings and Investment Plan and the tax-qualified Pension Plan. Effective January 1, 2026, we implemented a new ECRIP design which improved administrative efficiency and integrated the company matching contributions with the tax-qualified Savings and Investment Plan.

For employees who are not eligible to participate in the pension plan due to the participation freeze on January 1, 2007, the Company contributes a non-elective contribution to the Savings and Investment Plan, up to the IRS Compensation Limits and continues to contribute above the IRS Compensation Limits to this plan.

This Savings and Investment Plan contribution is based on the combined age and years of service as of January 1 of each year (“points”). For each year, the points are as follows:

Points	Pay Below the Social Security Wage Base(1)	Pay in Excess of the Social Security Wage Base(1)
Less than 50	3.0%	6.0%
50-59	4.0%	8.0%
60-69	5.0%	10.0%
At least 70	6.0%	11.7%

(1) For 2025, the Social Security Wage Base was $176,100.

The ECRIP features include a maximum limit on the amount of interest under the Moody’s Rate that would be recognized (12 percent annualized), a return of deferral feature whereby an individual could elect to receive a return of the principal amount deferred after a period of at least five years, and stock options for payment following death, disability or retirement as a lump sum or in monthly installments over 2 to 20 years. During 2025, the Moody’s Rate applied to ECRIP accounts ranged from 5.55 to 5.88 percent.

If terminated in conjunction with a change-in-control, participants would receive their ECRIP as a lump-sum payment.

The table below sets forth ECRIP account information for each NEO during fiscal year 2025. Mr. Beck is not eligible to participate in the ECRIP.

Name	Executive Contributions in 2025(1)	Registrant Contributions in 2025(2)	Aggregate Earnings in 2025	Aggregate Distributions in 2025	Aggregate Balance at December 31, 2025(3)
Christopher A. O’Herlihy	$1,194,632	$361,253	$1,096,466	—	$20,285,409
Michael M. Larsen	$93,669	$182,421	$348,535	—	$6,467,282
T. Kenneth Escoe	$57,740	$103,518	$55,859	—	$1,091,738
Mary K. Lawler	$113,212	$96,233	$184,617	—	$3,447,112

(1)

As shown below, includes deferrals of (i) 2025 salary reflected in the Salary column of the Summary Compensation Table; (ii) 2025 executive annual incentive amounts deferred in 2026 reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation

55

NEO Compensation

Table for 2025; and (iii) 2023-2025 Performance Cash deferred in 2026 reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table for 2025.

Name	Salary Deferral in 2025	Executive Annual Incentive Deferral in 2026 for 2025 Performance	LTI Cash Deferral in 2026 for Performance Period of 2023 - 2025	Total Executive Deferrals in 2025
Christopher A. O’Herlihy	$133,635	$290,197	$770,800	$1,194,632
Michael M. Larsen	$58,625	$35,044	$—	$93,669
T. Kenneth Escoe	$34,034	$23,706	$—	$57,740
Mary K. Lawler	$40,269	$72,943	$—	$113,212

(2)	These amounts are also included in the All Other Compensation column of the Summary Compensation Table for 2025.

(3)

In addition to the Company’s contributions shown in the table above the following amounts of NEO and Company contributions to the ECRIP are reported as compensation in the Summary Compensation Table for 2024 and 2023:

Name	Year Ended December 31, 2024	Year Ended December 31, 2023
Christopher A. O’Herlihy	$1,306,128	$1,812,908
Michael M. Larsen	$282,121	$316,903
T. Kenneth Escoe	$201,641	$—
Mary K. Lawler	$217,283	$246,391

Note: Mr. Escoe was not an NEO in 2023. Mr. Beck is not a participant in ECRIP.

Potential Payments upon Termination

Our severance and change-in-control protections are designed to be fair and competitive. These protections are intended to retain executives in the event they need to consider actions that may impact job security. Providing these benefits helps us compete for talent, and we believe they are fully within the range of competitive practice at similar companies.

Further, our U.S.-based NEOs are not covered by employment agreements and are employed “at will.” No payments or benefits are automatically payable to NEOs upon a change-in-control, and if there is a qualifying termination following a change-in-control, there are no tax gross-up payments.

Payments and benefits received by NEOs upon termination are governed by the arrangements described below and quantified at the end of this section. The actual amounts to be paid out can only be determined at the time of the NEOs’ departure from the Company.

Annual Executive Incentive Plan

The EIP provides that if a participant is employed as of the last day of the fiscal year, he or she would receive any amounts earned under the EIP for that fiscal year. In the event an NEO becomes permanently disabled or dies, the NEO would be eligible for a pro-rated payout under the EIP. In the event of a termination upon retirement (defined as age 55 with ten years of service or age 65 with 5 years of service), the executive would be eligible for a pro-rata award payment. Messrs. O’Herlihy, Larsen, and Beck and Ms. Lawler meet the retirement criteria as of December 31, 2025. If termination of employment other than for death, disability, retirement or change-in-control occurs prior to the last day of the fiscal year, a participant forfeits his or her award; however, the Compensation Committee has the discretion to award an amount prorated for the portion of the fiscal year that the participant was employed. Actual amounts earned by the NEOs based on performance in 2025 are discussed in more detail above in “Compensation Discussion and Analysis—Components of the 2025 Executive Compensation Program - Annual Executive Incentive Plan.”

2026 PROXY STATEMENT	56

NEO Compensation

ITW Retirement Accumulation Plan

NEOs who are terminated for any reason receive their benefits under the ITW Retirement Accumulation Plan as described in the Pension Benefits tables above.

Executive Contributory Retirement Income Plan

NEOs who are terminated for any reason receive contributions and accumulated earnings as outlined in the Nonqualified Deferred Compensation section above.

Hobart GmbH Management Pension Scheme (Germany)

NEOs who are terminated for any reason receive their benefits under the Hobart GmbH Management Pension Scheme as described in the Pension Benefits tables above.

Hobart GmbH Executive Pension Scheme (Germany)

NEOs who are terminated for any reason receive their benefits under the Hobart GmbH Executive Pension Scheme as described in the Pension Benefits tables above.

Long-Term Incentive Plan Awards

Stock Options: In the event of a termination upon death or disability, all unvested stock options held by the NEOs would immediately vest. In the event of a termination upon retirement (defined as a combined age and service of 70, subject to a minimum age of 55 and a minimum service of 5 years), 75 percent of stock options granted within one year from the retirement date would be forfeited and the remaining would continue to vest. Additionally, stock options granted more than one year from the retirement date would continue to fully vest. Messrs. O’Herlihy and Beck and Ms. Lawler meet the retirement criteria as of December 31, 2025. In the event of a change-in-control, stock options that are not continued or replaced would fully vest, and those that are continued or replaced would only vest upon involuntary termination of employment after the change-in-control.

PSUs and Performance Cash: In the event of a termination upon death or disability, the awards would vest based on the actual performance level achieved and be paid after the end of the performance period. In the event of a termination upon retirement (defined as a combined age and service of 70, subject to a minimum age of 55 and a minimum service of 5 years), the awards would vest pro-rata based on date of termination and be paid after the end of the performance period. Messrs. O’Herlihy and Beck and Ms. Lawler meet the retirement criteria as of December 31, 2025. In the event of a change-in-control, an award that is not continued or replaced will fully vest on the date of the change-in-control at the greater of target or actual achievement level and payment will be pro rata based on the number of days during the applicable performance period before the occurrence of the change-in-control. In the event of involuntary termination of employment within two years following a change-in-control, an award that has been replaced would fully vest without conditions.

For all NEOs, in the event of a termination other than upon a qualifying retirement, death, disability or a “double trigger” change-in-control, any unvested stock options, PSUs, and Performance Cash held on such date by the NEOs would be forfeited.

57

NEO Compensation

Change-in-Control Severance Policy

The Company’s 2011 Change-in-Control Severance Compensation Policy provides that, upon an actual or constructive termination following a change-in-control of the Company, the NEOs and other elected officers would be entitled to receive: (i) two times annual cash compensation (base salary plus average annual incentive pay over the prior three years); (ii) a prorated amount of that year’s annual incentive bonus at the target level (or actual achievement level if greater); and (iii) a prorated amount of the value of Performance Cash awards at the target level (or actual achievement level if greater). Notwithstanding the foregoing, if the payments under the preceding clauses (ii) and (iii) were not replaced at the time of the change-in-control, then such awards will be deemed to be earned and immediately payable at the greater of target or actual achievement level pro rata based on the number of days during the applicable performance period before the occurrence of the change-in-control. We do not gross up any of the compensation paid in the event of termination due to a change-in-control.

2026 PROXY STATEMENT	58

NEO Compensation

Summary of Termination and Change-in-Control Provisions

The benefits for the NEOs under each termination scenario are outlined below.

Benefit or Payment	Retirement	Involuntary (w/o Cause)	Death/ Disability	Termination in Connection with a Change-in-Control
Base Salary	N/A	1 week per year of service	N/A	2 times annual salary
Benefits	N/A	Based on years of service	N/A	N/A
Executive Incentive Plan(1)(2)	Pro-rata payout	Pro-rata payout	Pro-rata payout	2 times the average bonus paid in the prior 3 years plus pro-rata payout for current year
Executive Contributory Retirement Income Plan(1)	Yes	Yes	Yes	Yes
Retirement Accumulation Plan and Nonqualified Pension Plan(1)	Yes	Yes	Yes	Yes
Vesting of Unvested Stock Options(3)	If retirement is 1 year or more after award, continue vesting; if less than 1 year, 25 percent continues to vest and 75 percent is forfeited	N/A	100 percent vesting	Subject to replacement and double trigger(5); otherwise, 100 percent vesting
Payment of Performance Cash and PSUs(2)(3)	Pro-rata vesting(4)	N/A	100 percent vesting(4)	Subject to replacement and double trigger(5); otherwise, pro-rata amount based on termination date(6)

(1)	Retirement for these awards or benefits is defined as termination after age 55 and 10 years of service or 65 and 5 years of service.
(2)	All vesting for these awards is subject to achievement of performance goals.
(3)	Retirement is defined as a combination of age and service of 70 with a minimum age of 55 and minimum service of 5 years.
(4)	Vesting is limited to the extent that the performance level for the award is achieved. If the minimum performance level is not achieved, the award is forfeited.
(5)

Awards that are replaced after a change-in-control do not receive accelerated vesting. Double-trigger vesting occurs for awards that are continued or replaced if actual or constructive termination occurs within two years of a change-in-control of the Company.

(6)	Pro-rata amount is at the greater of target or actual achievement level.

59

NEO Compensation

Termination and Change-in-Control Payments and Benefits

The table below shows the value of payments and benefits that the NEOs would receive pursuant to the Executive Incentive Plan, the 2015 Long-Term Incentive Plan, the 2024 Long-Term Incentive Plan, and the 2011 Change-in-Control Severance Compensation Policy upon retirement, involuntary termination without cause, death, disability or a change-in-control, assuming that termination occurred as of the last business day of fiscal 2025.

The table also shows the Company’s severance benefits that would be payable to the NEOs and that are available to employees generally. For purposes of this table, Performance Cash and PSU payments under the performance-based Long-Term Incentive Plans are assumed at target level. The value of unvested stock options, if accelerated upon a change-in-control or termination, is determined using the excess, if any, of $246.30 (the closing price of ITW common stock on December 31, 2025) over the stock option exercise price.

Messrs. O’Herlihy and Beck and Ms. Lawler met the retirement criteria for various grants under the Long-Term Incentive Plans during 2025. In case of retirement, the 2023, 2024, and 2025 PSUs and 2023 and 2024 Performance Cash awards would vest and be payable after the performance goals have been met. The unvested stock options continue to vest. In addition, 75 percent of the 2025 stock option awards would be forfeited since the assumed retirement would have occurred within one year from the grant date. The PSUs and Performance Cash awards would be pro-rated based on the retirement date.

Messrs. O’Herlihy, Larsen and Beck, and Ms. Lawler met the retirement criteria under the 2025 EIP and pro-rated awards would be payable after the performance goals have been met.

Voluntary termination without good reason is not shown in the table because such a termination would not trigger the payment of severance benefits or accelerated vesting of long-term awards.

2026 PROXY STATEMENT	60

NEO Compensation

Stock options, PSUs and Performance Cash awards, whether vested or unvested, are subject to forfeiture if the holder competes with, or divulges confidential information about, the Company, or if the Compensation Committee determines that the holder engaged in gross misconduct or conduct that is against the business interests of the Company. Awards are also subject to forfeiture, in whole or in part, to comply with applicable law, regulation, stock exchange rules, accounting rules, or our compensation recovery policy.

Named Executive Officer	Benefit	Retirement	Involuntary Termination (w/o Cause)	Death or Disability	Termination Upon a CIC
Christopher A. O’Herlihy	Severance	$—	$957,019	$—	$4,940,317
	Benefits	$—	$8,234	$—	$—
	Current year EIP	$1,160,789	$1,160,789	$1,160,789	$1,160,789
	Stock Options (Value of accelerated options)	$—	$—	$469,159	$469,159
	Restricted Stock Units (Value of unvested/prorated PSUs)	$4,309,526	$—	$8,445,393	$4,309,526
	Performance Cash (Value of unvested/prorated cash)	$2,483,333	$—	$3,212,500	$2,483,333
	Total	$7,953,648	$2,126,042	$13,287,841	$13,363,124
Michael M. Larsen	Severance	$—	$246,091	$—	$3,860,097
	Benefits	$—	$9,735	$—	$—
	Current year EIP	$584,062	$584,062	$584,062	$584,062
	Stock Options (Value of accelerated options)	$—	$—	$427,418	$427,418
	Restricted Stock Units (Value of unvested/prorated PSUs)	$—	$—	$4,042,358	$4,309,526
	Performance Cash (Value of unvested/prorated cash)	$—	$—	$1,912,500	$1,587,500
	Total	$584,062	$839,888	$6,966,338	$10,768,603
Axel R.J. Beck	Severance	$—	$473,720	$—	$2,391,253
	Benefits	$—	$—	$—	$—
	Current year EIP	$398,342	$398,342	$398,342	$398,342
	Stock Options (Value of accelerated options)	$—	$—	$143,229	$143,229
	Restricted Stock Units (Value of unvested/prorated PSUs)	$884,139	$—	$1,507,797	$884,139
	Performance Cash (Value of unvested/prorated cash)	$591,667	$—	$712,500	$591,667
	Total	$1,874,148	$872,062	$2,761,868	$4,408,630
T. Kenneth Escoe	Severance	$—	$131,636	$—	$2,066,305
	Benefits	$—	$3,508	$—	$—
	Current year EIP	$—	$395,098	$395,098	$395,098
	Stock Options (Value of accelerated options)	$—	$—	$127,226	$127,226
	Restricted Stock Units (Value of unvested/prorated PSUs)	$—	$—	$1,349,315	$758,670
	Performance Cash (Value of unvested/prorated cash)	$—	$—	$587,500	$483,333
	Total	$—	$530,242	$2,459,139	$3,830,632
Mary K. Lawler	Severance	$—	$156,035	$—	$2,269,071
	Benefits	$—	$3,508	$—	$—
	Current year EIP	$291,773	$291,773	$291,773	$291,773
	Stock Options (Value of accelerated options)	$—	$—	$182,898	$182,898
	Restricted Stock Units (Value of unvested/prorated PSUs)	$1,013,711	$—	$1,735,054	$1,013,711
	Performance Cash (Value of unvested/prorated cash)	$675,000	$—	$812,500	$675,000
	Total	$1,980,484	$451,316	$3,022,225	$4,432,453

61

NEO Compensation

Compensation Committee Report

The Compensation Committee of the Board of Directors hereby furnishes the following report to the stockholders of the Company in accordance with rules adopted by the Securities and Exchange Commission.

We have reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on our review and discussions, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company’s Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2025.

This report is submitted on behalf of the members of the Compensation Committee:

Richard H. Lenny, Chair

Susan Crown

Darrell L. Ford

James W. Griffith

Pamela B. Strobel

2026 PROXY STATEMENT	62

NEO Compensation

Equity Compensation Plan Information

The table below provides information as of December 31, 2025, about the Long-Term Incentive Plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted- average exercise price of outstanding options	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	3,196,189	(1)	$189.68	7,144,248

(1)	Includes directors’ deferred shares, and shares subject to RSUs and PSUs.

Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the ratio of the annual total compensation of the median ITW employee to the annual total compensation of our CEO. As permitted by SEC rules, we used the same median employee identified in 2023 as there have been no changes in our employee population or compensation arrangements that we believe would significantly impact the pay ratio.

The pay ratio reported below, in our view, is a reasonable estimate calculated in a manner consistent with SEC rules and is based on the methodologies and assumptions described below. SEC rules identifying the median employee and determining the pay ratio permit companies to employ a wide range of methodologies, estimates and assumptions. As a result, the pay ratio reported by other companies, which may have utilized other permitted methodologies or assumptions, and which may have a significantly different workforce structure from ours, are likely not comparable to our CEO pay ratio.

The Company has an extensive global footprint in 49 countries and approximately 43,000 employees as of December 31, 2025, of which approximately two-thirds are outside of the U.S. While compensation and benefits practices in these countries vary considerably, we commit to providing market competitive compensation and benefits, maintaining fair labor practices and ensuring work environments reflect our core values and culture everywhere we operate.

To calculate the pay ratio, we identified the median employee based on our employee population as of October 31, 2023, which was approximately 45,000 employees, before excluding approximately 2,000 employees by applying the exemption noted below.

In many countries, ITW has a small employee population. We chose to apply the SEC’s de minimis exemption, and exclude countries which, in aggregate, make up under 5 percent of our total workforce. The countries excluded are as follows:

Countries	Excluded Employees
Austria, Estonia, Indonesia, Luxembourg, Malta, Peru, South Africa, Vietnam	Fewer than 15 employees
Argentina, Chile, Colombia, Croatia, Finland, Hong Kong, Norway, Philippines, Portugal, Singapore, Switzerland, United Arab Emirates	Fewer than 100 employees
Bulgaria, Costa Rica, Hungary, Ireland, Philippines, Russia, Slovenia, Slovak Republic, Thailand	Fewer than 300 employees

To identify the median employee, we collected employees’ regular pay (salary or hourly wages), overtime pay and shift differentials/premiums and pay received for time off. We did not include annual incentives or bonuses, sales incentives or commissions, long-term cash or equity incentives, allowances, or any benefits received as part of a company-sponsored defined benefit pension plan.

With the information collected, we identified 21 employees whose compensation we believed to be around the median of all employees and then gathered other elements of compensation (variable pay, health and welfare, and retirement contributions) in order to determine the final median employee.

The 2025 compensation for the median employee is $73,094, which is calculated in accordance with SEC rules for the Summary Compensation Table plus health and welfare benefits. Total compensation, as set forth in the Summary Compensation Table plus the Company costs to provide health and welfare benefits, for our CEO ($17,355) for 2025 is $15,228,366. Accordingly, the pay ratio between our CEO and median employee for 2025 was 208:1.

63

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information on the relationship between Compensation Actually Paid (“CAP”) and ITW performance for our NEOs (including the Principal Executive Officer, or “PEO”). The definition of CAP is mandated by the SEC, and it is not used by the Compensation Committee in its pay-for-performance assessments. See our “Compensation Discussion and Analysis” section for our robust discussion on ITW’s executive compensation philosophy, our incentive programs with rigorous performance measures, and practices and policies that align the interests of our NEOs to those of our stockholders.

			Average	Average	Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO(1,2)	Summary Compensation Table Total for Non-PEOs	Compensation Actually Paid to Non-PEOs (1,2)	Total Shareholder Return(3)	Peer Group Total Shareholder Return(3,5)	Net Income ($) (in millions)	After-Tax ROIC(4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$15,211,011	$14,920,823	$4,281,573	$4,217,383	$135.62	$192.40	$3,066	29.3%
2024	$10,932,645	$10,957,848	$3,797,000	$2,364,323	$136.21	$160.52	$3,488	31.2%
2023	$22,507,817	$34,771,926	$4,752,472	$7,292,609	$137.55	$131.67	$2,957	30.4%
2022	$22,234,230	$18,730,022	$4,328,857	$3,805,988	$113.16	$114.33	$3,034	29.1%
2021	$20,787,622	$41,769,292	$5,010,034	$9,056,648	$123.60	$120.02	$2,694	29.5%

(1)	The table below reconciles the PEO and average non-PEO compensation as it appears in the Summary Compensation Table (SCT) to the Compensation Actually Paid (CAP) in the Pay Versus Performance Table.

	2025
	PEO(a)	Average Non-PEO NEO(a)
	Christopher A. O’Herlihy	Michael M. Larsen, Axel R.J. Beck, T. Kenneth Escoe, Mary K. Lawler
SCT Total	$15,211,011	$4,281,573
Reported fair value of equity awards granted during fiscal year	$(10,499,953)	$(2,249,824)
Fair value as of the end of year for equity awards granted during the year	$11,212,837	$2,402,539
Fair value of equity compensation granted during the year that vested during the year	$—	$—
Change in fair value from end of prior fiscal year to vesting date for awards made in prior years that vested during the covered year	$234,817	$100,440
Change in fair value from end of prior year to end of covered year for awards made in prior fiscal years that were unvested at end of covered year	$(982,096)	$(315,910)
Deduction of fair value for awards forfeited during the covered year	$—	$—
Dividends or other earnings paid on unvested awards otherwise not reflected in total compensation	$—	$—
Pension values reported in SCT(b)	$(255,793)	$(13,316)
Pension values attributable to covered year's service	$—	$11,881
Change in pension value attributable to plan amendments made in the covered year	$—	$—
CAP Total	$14,920,823	$4,217,383

(a)
E. Scott Santi served as our PEO from 2021 through 2023. In 2024 and 2025, Christopher A. O’Herlihy served as our PEO. For 2021, our non-PEO NEOs included Michael M. Larsen, Christopher A. O’Herlihy, John R. Hartnett and Mary K. Lawler. For 2022, our non-PEO NEOs included Michael M. Larsen, Christopher A. O’Herlihy, Mary K. Lawler, Michael R. Zimmerman and Lei Z. Schlitz. For 2023, our non-PEO NEOs included Christopher A. O’Herlihy, Michael M. Larsen, Mary K. Lawler and Axel R.J. Beck. For 2024, our non-PEO NEOs included Michael M. Larsen, Axel R.J. Beck, T. Kenneth Escoe, Mary K. Lawler and E. Scott Santi. For 2025, our non-PEO NEOs included Michael M. Larsen, Axel R.J. Beck, T. Kenneth Escoe and Mary K. Lawler.
(b)
Represents the change in actuarial present value of the accumulated pension benefit reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column in the SCT in the covered year.

2026 PROXY STATEMENT	64

Pay Versus Performance

(2)
In determining CAP, ITW calculated the fair value of outstanding and vested equity awards in the applicable fiscal year in accordance with SEC rules for CAP and computed in a manner consistent with the methodology used for financial reporting purposes. For PSUs, CAP values are based on year-end share price (or the price on the vesting date for vested awards) and estimates as to the number of PSUs that were likely to vest at the conclusion of the performance period. For stock options, the valuations are based on a lattice-based option pricing model that incorporates a range of assumptions for inputs to determine the fair value for CAP purposes.
(3)
Total shareholder return assumes $100 invested on December 31, 2020, including reinvestment of dividends. Total shareholder return prior to 2024 were adjusted to reflect a spin-off transaction from one of our peers.
(4)
After-tax return on average invested capital (After-tax ROIC) is a non-GAAP measure. See Appendix A for information regarding non-GAAP measures. After-tax ROIC is an important financial performance measure used by ITW to measure financial performance and link executive compensation to company performance.
(5)
The table below details the peer group used in the Pay Versus Performance table above and is the same peer group used to show our performance in our Annual Report on Form 10-K for purposes of Item 201(e) of Regulation S-K. The peer group consists of the same companies for 2021, 2022, 2023, 2024, and 2025.

Peer Group

3M Company	Ecolab Inc.	Parker-Hannifin Corporation
Caterpillar Inc.	Emerson Electric Co.	PPG Industries, Inc.
Cummins Inc.	Fortive Corporation	Rockwell Automation, Inc.
Deere & Company	General Dynamics Corporation	Stanley Black & Decker, Inc.
Dover Corporation	Honeywell International Inc.	Trane Technologies plc
Eaton Corporation plc	Johnson Controls International plc

Tabular List of Performance Measures

The table below represents the most important financial performance measures used by ITW to link compensation actually paid to our NEOs to Company performance, for the fiscal year ended December 31, 2025.

After-tax ROIC
Operating Margin
EPS Growth
CBI Yield
Organic Revenue Growth
Operating Income Growth vs. Prior Year

65

Pay Versus Performance

Relationship Between Compensation Actually Paid (CAP) and Performance Metrics

The charts below illustrate the relationship between Compensation Actually Paid to both the PEO and average Non-PEO to performance metrics required for disclosure: (a) TSR based on the value of an initial fixed $100 invested in ITW Common Stock and ITW's 2025 Peer Group, including the reinvestment of dividends, (b) net income, and (c) After-tax ROIC.

Compensation Actually Paid vs TSR	Compensation Actually Paid vs Net Income	Compensation Actually Paid vs After-tax ROIC*

Compensation Actually Paid, $M
$45
$40
$35
$30
$25
$20
$15
$10
$5
$-
$200
$190
$180
$170
$160
$150
$140
$130
$120
$110
$100
$90
$80
TSR
2021
2022
2023
2024
2025
Compensation Actually Paid to PEO ($M)
Average Compensation Actually Paid to Non-PEO Named Executive Officers ($M)
Cumulative Total Shareholder Return
Peer Group Total Shareholder Return

* After-tax ROIC is a non-GAAP measure. See Appendix A for information regarding this non-GAAP measure.

2026 PROXY STATEMENT	66

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm retained to audit ITW’s financial statements. The Audit Committee is also directly involved in the selection of the independent registered public accounting firm’s lead engagement partner in conjunction with the mandatory rotation of the lead engagement partner.

The Audit Committee and the Board are requesting, as a matter of good corporate governance, that stockholders ratify the selection of Deloitte & Touche LLP (“Deloitte”) to serve as ITW’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Deloitte has been serving as the Company’s independent registered public accounting firm since 2002, and the Audit Committee and the Board believe that Deloitte is best positioned to continue in this role for the fiscal year ending December 31, 2026.

Independent Auditors’ Fees and Services

Audit Fees

Deloitte, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”) billed us approximately $12,242,000 for professional services in connection with the 2025 audit, as compared with $11,842,000 for the 2024 audit of the annual financial statements and internal controls. These fees relate to: (i) the audit of the annual financial statements included in our Form 10-K; (ii) the review of the quarterly financial statements included in our Quarterly Reports on Form 10-Q; (iii) the internal controls audit; and (iv) statutory audits.

Audit-Related Fees

During 2025 and 2024, the Deloitte Entities billed us approximately $150,000 and $200,000, respectively, for audit-related services. These fees relate to work performed with respect to consents, agreed-upon procedures, and regulatory filings.

Tax Fees

These fees include work performed by the Deloitte Entities for 2025 and 2024 with respect to tax compliance services such as assistance in preparing various types of tax returns globally ($1,626,397 and $1,409,646, respectively) and tax planning services, often related to our restructurings and new tax rules ($1,131,184 and $1,334,530, respectively).

All Other Fees

There were no fees for other services rendered by the Deloitte Entities for 2025 and 2024.

67

Proposal 3 - Ratification of the Appointment of Independent Registered Public Accounting Firm

Audit Committee Pre-Approval Policies

The Audit Committee has adopted policies and procedures for pre-approval of all audit and non-audit related work to be performed by ITW’s independent registered public accounting firm. As a part of those procedures, the Audit Committee performs a qualitative analysis of all audit and non-audit work to be performed by our independent registered public accounting firm. Each year, the Audit Committee receives a detailed list of the types of audit-related and non-audit related services to be performed, along with estimated fee amounts. The Audit Committee then reviews and pre-approves audit work and certain categories of tax and other non-audit services that may be performed. In conducting its analysis, the Audit Committee carefully contemplates the nature of the services to be provided and considers whether such services: (i) are prohibited under applicable rules; (ii) would result in our accountants auditing their own work; (iii) would result in our accountants performing management functions; (iv) would place our accountants in a position of acting as an advocate for the Company; or (v) would present a real risk of a conflict of interest or otherwise impair our accountants’ independence. The Audit Committee also annually pre-approves the budget for annual GAAP, statutory and benefit plan audits. Company management provides quarterly updates to the Audit Committee regarding year-to-date expenditures versus budget for audit and non-audit services. The Audit Committee also considers whether specific projects or expenditures could potentially affect the independence of ITW’s independent registered public accounting firm. Company management and the independent registered public accounting firm will monitor the fees for pre-approved services on an on-going basis to ensure that the pre-approved fees are not exceeded and will seek pre-approval from the Audit Committee if fees are expected to be incurred in excess of the pre-approved amounts.

Any new services and fees are presented to the Audit Committee for pre-approval at each Audit Committee meeting. If the timing of a new service or fee occurs in-between Audit Committee meetings, a description of the services and fees is provided to the Audit Committee Chair for pre-approval, and any such pre-approvals are discussed with the full Audit Committee at the next scheduled meeting.

The Audit Committee annually reviews Deloitte’s independence and performance in determining whether to retain Deloitte or engage another firm as our independent registered public accounting firm. In the course of these reviews, the Audit Committee considers, among other things:

•
Deloitte’s historical and recent performance on the ITW audit;
•
External data relating to audit quality and performance, including recent Public Company Accounting Oversight Board reports on Deloitte and its peer firms;
•
Deloitte’s independence;
•
The appropriateness of Deloitte’s fees, on both an absolute basis and as compared to its peer firms;
•
Deloitte’s tenure as our independent auditor and its familiarity with our global operations and businesses, accounting policies and practices and internal control over financial reporting; and
•
Deloitte’s capability and expertise in handling the breadth and complexity of our global operations.

Based on this evaluation, the Audit Committee believes that Deloitte is independent and that it is in the best interests of the Company and our stockholders to retain Deloitte to serve as our independent registered public accounting firm for 2026.

Although we are not required to do so, we believe that it is appropriate for us to request stockholder ratification of the appointment of Deloitte as our independent registered public accounting firm. If stockholders do not ratify the appointment, the Audit Committee will investigate the reasons for the stockholders’ rejection and reconsider the appointment. Representatives of Deloitte will be present at our Annual Meeting and will have the opportunity to make a statement and respond to questions.

The Board of Directors recommends a vote “FOR” ratification of the appointment of Deloitte & Touche LLP.

2026 PROXY STATEMENT	68

Proposal 3 - Ratification of the Appointment of Independent Registered Public Accounting Firm

Audit Committee Report

The Audit Committee of the Board of Directors is composed of five independent directors, as defined in the listing standards of the New York Stock Exchange, and the Board of Directors has determined that all Audit Committee members are “financially literate.” In addition, the Board of Directors has determined that Messrs. Brutto, Henderson, Irick and Ms. Grier meet the Securities and Exchange Commission criteria of “audit committee financial expert.” The Audit Committee operates under a written charter adopted by the Board of Directors, which was most recently reviewed by the Audit Committee in February 2026.

The Audit Committee is responsible for providing oversight to the Company’s financial reporting process through periodic meetings with ITW’s independent registered public accountants, internal auditors and management in order to review accounting, auditing, internal control and financial reporting matters. The Audit Committee is also responsible for assisting the Board in overseeing: (a) the integrity of the Company’s financial statements; (b) the Company’s compliance with legal and regulatory requirements; (c) the independent registered public accounting firm’s qualifications, independence and performance; and (d) the performance of the Company’s internal audit function. Company management is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on Company senior management, including senior financial management, and ITW’s independent registered public accounting firm.

The following is the report of the Audit Committee:

We have reviewed and discussed with senior management the audited financial statements of the Company. Management has confirmed to the Audit Committee that the financial statements have been prepared in conformity with generally accepted accounting principles. We have also reviewed and discussed with Deloitte & Touche LLP, ITW’s independent registered public accounting firm, its audit and opinion regarding the Company’s financial statements.

We have reviewed and discussed with senior management their assertion and opinion regarding the Company’s internal controls. Management has confirmed to the Audit Committee that internal controls over financial reporting have been appropriately designed and are operating effectively to prevent or detect any material financial statement misstatements. We have also reviewed and discussed with Deloitte & Touche LLP its audit and opinion regarding the Company’s internal controls.

We have reviewed and discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) under which Deloitte & Touche LLP must provide us with additional information regarding the scope and results of its audit of the Company’s financial statements. This information includes: (1) Deloitte & Touche LLP’s responsibility under generally accepted auditing standards; (2) significant accounting policies; (3) management judgments and estimates; (4) any significant audit adjustments or internal control matters; (5) any disagreements with management; and (6) any difficulties encountered in performing the audit.

We have received from Deloitte & Touche LLP a letter providing the disclosures required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence with respect to any relationships between Deloitte & Touche LLP and the Company that in its professional judgment may reasonably be thought to bear on independence. Deloitte & Touche LLP has discussed its independence with us, and it has confirmed in the letter that, in its professional judgment, it is in a position to serve the Company as its Independent Registered Public Accounting Firm.

The Audit Committee also discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets periodically with the internal auditors and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based on the reviews and discussions described above, we recommended to the Board of Directors, and the Board approved, the inclusion of the audited financial statements in the Company’s Form 10-K for the year ended December 31, 2025 for filing with the Securities and Exchange Commission.

Jay L. Henderson, Chair Daniel J. Brutto Kelly J. Grier Jaime Irick David B. Smith, Jr.

69

The following stockholder proposal will be voted on at the Annual Meeting if such proposal is properly presented at the Annual Meeting by or on behalf of the proponent. Stockholders submitting a proposal must appear personally or by proxy at the Annual Meeting to move the proposal for consideration. The Company has been notified that John Chevedden, beneficial owner of at least 50 shares of the Company’s common stock, intends to present the following proposal for consideration at the 2026 Annual Meeting. The Company will provide Mr. Chevedden’s address promptly upon oral or written request made to our Corporate Secretary. As required by SEC rules, the proposal and supporting statement in the form submitted by the proponent are set forth below. The Board and the Company are not responsible for the contents of the following stockholder proposal or supporting statement.

The Board of Directors recommends that you vote “AGAINST” this proposal.

Stockholder Proposal and Supporting Statement

Proposal 4 — Directors Who Fail To Obtain A Majority Vote

Shareholders request that the Board of Directors take the necessary steps to ensure that directors who fail to obtain a majority vote in a future uncontested shall leave the board as soon as possible but in no case shall such directors serve more than 9-months on the Board after such failed election.

A vote of rejection by Illinois Tool Works shareholders needs to be respected. ITW shareholders often only vote on 3 Company items a year. The least that ITW can do is to respect all shareholder votes. If ITW accepts shareholder approval of executive pay then ITW should be prepared to accept shareholder rejection of a director.

9-months is adequate time for ITW to find a highly qualified replacement director. This proposal will give ITW directors more of an incentive to perform.

Now is a good time to improve shareholder oversight of ITW. ITW stock was at $248 in 2021 and was only at $245 in late 2025 despite a robust stock market.

ITW faces challenges and ITW shareholders may believe that board refreshment is a way to address challenges. ITW shareholder efforts at board refreshment could be thwarted if ITW can ignore ITW shareholders if they give a majority vote against a director.

These are some of the challenges facing ITW:

2026 PROXY STATEMENT	70

Proposal 4 – Non-Binding Stockholder Proposal for Directors Who Fail to Obtain a Majority Vote

For both Q1 and Q3 2025, ITW’s revenue came in below analyst expectations.

Following the Q3 earnings announcement, the ITW stock price dropped significantly (around 4% in pre-market and regular trading), reflecting shareholder concerns over the modest top-line growth. ITW stock has experienced a year-to-date decrease as of November 2025.

Specific business segments experienced weakness, including:

Polymers/Fluids and Construction Products both saw organic revenue declines in Q3. Test/Measurement and Electronics experienced flat revenue with a 1% organic decline due to “choppy demand for capital equipment.”

Several Wall Street analysts issued “sell” or “underweight” ratings on ITW stock during 2025, including Barclays and Wells Fargo, citing concerns like limited potential upside.

ITW’s net debt increased to $8 billion by September 2025, a rise from the prior year, partly attributed to share repurchases and dividends.

ITW tightened its full-year 2025 EPS outlook range due to an uncertain demand environment and ongoing “tariff headwinds,” which points to continued external pressures on profitability.

Please vote for Proposal 4

Board of Directors Statement in Opposition

After careful consideration, the Board believes the adoption of this proposal would not be in the best interests of the Company or our stockholders and unanimously recommends a vote AGAINST this proposal for the reasons set forth below.

ITW Already has a Robust Majority Vote Director Resignation Policy consistent with Delaware Law

ITW already has a robust majority vote director resignation policy. The Board believes that ITW’s current director resignation policy strikes the appropriate balance between providing stockholders a meaningful role in electing directors and preserving the ability of the Board to exercise independent judgment and to consider all relevant factors in accepting or rejecting the resignation of a director.

Specifically, Section 27 of the Company’s Corporate Governance Guidelines provides that the Board expects a director who fails to receive a majority of the votes cast in an uncontested election to tender his or her resignation, and sets forth a structured process under which the Corporate Governance and Nominating Committee reviews the resignation and makes a recommendation to the Board of Directors on whether to accept or reject a resignation, or whether other action should be taken. The Board will act on that recommendation within 90 days following the date of the Company’s annual meeting.

This governance framework provides meaningful director accountability while preserving appropriate Board discretion and is consistent with the Board’s fiduciary duties under Delaware law, including Section 141(a) of the Delaware General Corporation Law, which vests oversight of the management of the Company’s business and affairs in the Board of Directors. It allows the Board to exercise its considered fiduciary judgment rather than imposing mandatory outcomes untethered to the Company’s circumstances. This approach is also market standard among large public companies. Approximately 85% of S&P 500 companies employ similar majority voting policies that provide a defined period for committee review and Board determination on a tendered resignation.

A Rigid Director Resignation Policy Eliminates the Board’s Ability to Make an Informed Decision Based on the Best Interests of the Company and its Stockholders.

Our existing majority voting standard and director resignation policy strikes the right balance by giving the Board the flexibility to determine, after a thoughtful and case-specific review, whether accepting a director’s resignation is in the best interests of the company and its stockholders. The policy enables the Board to assess the reasons a director did not receive a majority vote and to consider practical alternatives that may address those concerns without immediately removing valuable expertise from the Board-for example, concerns about director capacity (i.e., “over-boarding”) can often be remedied by the director reducing other commitments rather than resigning. By contrast, the proposal’s requirement to mandate acceptance of a resignation or to impose an automatic removal timeline would replace our balanced, fact-specific process with a rigid requirement that fails to account for

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Proposal 4 – Non-Binding Stockholder Proposal for Directors Who Fail to Obtain a Majority Vote

the Company’s particular circumstances, Board composition, succession planning considerations, or other relevant factors at the time a resignation is tendered. Setting aside whether such an automatic removal provision could amount to a forced removal inconsistent with Delaware law, such a one-size-fits-all approach could deprive the Board of needed expertise at critical times, impair continuity, disrupt Board and committee functioning before a suitable replacement is identified, and, in some cases, complicate compliance with applicable NYSE or SEC requirements regarding independent directors and audit committee financial experts.

Our Stockholders Have Shown Consistent Support for our Director Nominees

Our stockholders have consistently shown strong support of our director nominees. Notably, no ITW director nominees have failed to receive a majority of the votes cast in an uncontested election, reflecting stockholder’s confidence in the Board’s oversight of the Company’s long-term strategy. ITW has never had a holdover director, and the Board has not disregarded stockholder votes in uncontested elections. Last year, all of our directors received over 93% stockholder support.

The proponent asserts that a mandatory resignation requirement would serve as an incentive for director performance. The Board believes that a director’s accountability and performance are incentivized through established governance practices, including annual elections, Board and individual evaluations, active shareholder engagement, and ongoing Board refreshment and succession planning.

Conclusion and Voting Recommendation

The Board believes ITW already has a governance framework that appropriately balances director accountability with the Board’s responsibility to exercise informed fiduciary judgment under Delaware law in the best interests of the Company and its stockholders, while supporting effective oversight of the Company’s long-term strategy.

For the foregoing reasons, the Board of Directors believes that this proposal is not in the best interests of the Company or our stockholders and unanimously recommends that you vote “AGAINST” this proposal.

2026 PROXY STATEMENT	72

Other Information

Voting and Virtual Annual Meeting Information

When and where is the Annual Meeting?

Time and Date	Virtual Meeting	Record Date

May 8, 2026 8:30 AM Central Time	Live via webcast: www.virtualshareholdermeeting.com/ITW2026	Only stockholders of record at the close of business on March 9, 2026 are entitled to vote

The Annual Meeting will be held in virtual format and will afford our stockholders the same rights and opportunities as an in-person meeting, allowing for active participation by all our stockholders at no cost, regardless of their geographic location. To attend the Annual Meeting, vote and submit questions during the Annual Meeting, go to www.virtualshareholdermeeting.com/ITW2026 on the date of the meeting. If you are a registered stockholder or beneficial owner of common stock holding shares at the close of business on the record date of March 9, 2026, you may attend the Annual Meeting and vote and submit questions by visiting www.virtualshareholdermeeting.com/ITW2026 and logging in by entering the 16-digit control number found on your proxy card, Notice of Internet Availability or voter instruction card, as applicable. If you lost or misplaced your 16-digit control number or are not a stockholder, you will be able to attend the meeting as a guest by visiting www.virtualshareholdermeeting.com/ITW2026 and registering as a guest. If you enter the meeting as a guest, you will not be able to vote your shares or submit questions during the meeting.

You may log into the Annual Meeting beginning at 8:15 a.m., Central Time, on May 8, 2026, and the Annual Meeting will begin promptly at 8:30 a.m., Central Time.

Who is entitled to vote?

The Board established March 9, 2026 as the record date for the Annual Meeting (the “Record Date”). Stockholders holding shares of our common stock at the close of business on the Record Date are entitled to vote.

What am I voting on, and how does the Company’s Board recommend that I vote?

The Company’s Board solicits your vote on the following proposals:

Proposal Submitted for Vote	Board Recommendation
1. The election of the director nominees named in this Proxy Statement for the upcoming year	FOR
2. An advisory vote to approve executive compensation	FOR
3. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026	FOR
4. A non-binding stockholder proposal for directors who fail to obtain a majority vote	AGAINST

How many votes do I have?

Each share of ITW common stock that you own entitles you to one vote.

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Other Information

How do I vote my shares?

Your vote is important. Even if you plan to attend the live webcast of the Annual Meeting, we encourage you to vote as soon as possible using one of the following methods. You may vote your shares in one of the following four ways:

By Telephone	Online	By Mail	At the meeting

Toll-free by calling 1-800-690-6903	You may vote your shares online at www.proxyvote.com	You may vote by mail by marking, dating, and signing your proxy card or voting instruction form and returning it in the postage-paid envelope	During the virtual meeting you can submit a vote

If you vote by telephone or Internet, you should have your proxy card or Notice of Internet Availability of Proxy Materials in hand when you call or go to www.proxyvote.com. If you hold your shares through a bank or broker that does not offer telephone or Internet voting, please complete and return your proxy voting instruction card by mail. If you receive more than one proxy card, Notice of Internet Availability or voter instruction card that has a 16-digit control number, you must vote each separately to ensure that all shares you own are voted.

When must I submit my vote by Internet or by phone?

If you vote by Internet or by phone, you must transmit your vote by 10:59 p.m., Central Time, on May 7, 2026.

If I hold shares through an ITW Savings and Investment 401(k) Plan (“Plan”), when must I submit my vote?

Shares held through the Plan must be voted by 10:59 p.m., Central Time, on May 5, 2026, in order to be tabulated in time for the meeting.

If you are a participant in the Plan, you are receiving this communication because you have the right to direct how the shares allocated to your Plan account will be voted at the Annual Meeting. When you submit your vote, you are instructing the Plan trustee how to vote the shares held in your account. Your proxy card or electronic voting control number includes all shares allocated to your Plan account.

To ensure the trustee has sufficient time to tabulate participant voting instructions and vote the Plan shares by the Plan cutoff shown on ITW’s proxy card, the deadline for voting your Plan shares is May 5, 2026 at 10:59 p.m. Central Time. If your voting instructions are not received by that time, the trustee will vote the shares allocated to your account in the same proportion as the shares for which timely voting instructions have been received, unless doing so would violate the Employee Retirement Income Security Act of 1974 (ERISA).

Be sure to use the unique 16‑digit control number from each request so that all of your eligible shares are voted.

Your voting instructions are confidential and are not disclosed to ITW. While you may listen to the Annual Meeting via the live webcast, you may not vote any shares held in your Plan account during the Annual Meeting.

2026 PROXY STATEMENT	74

Other Information

How can I vote my shares at the virtual Annual Meeting?

Shares held directly in your name as the stockholder of record may be voted if you are attending the virtual Annual Meeting by entering the 16-digit control number found on your proxy card or Notice of Internet Availability when you log into the meeting at www.virtualshareholdermeeting.com/ITW2026.

Shares held in street name through a brokerage account or by a broker, bank or other nominee may be voted at the virtual Annual Meeting by entering the 16-digit control number found on your voter instruction card when you log into the meeting.

Even if you plan to virtually attend the Annual Meeting, we recommend that you vote in advance, as described above under “How do I vote my shares?” so that your vote will be counted if you later decide not to attend the Annual Meeting.

Whether or not you plan to virtually attend the meeting, please vote as soon as possible. Under NYSE rules, your broker will NOT be able to vote your shares on Proposals 1, 2, or 4 unless it receives specific instructions from you. If you hold your shares through a bank or brokerage account, we strongly encourage you to return the voting instruction card to your bank, broker or other holder of record so that your vote is counted.

We have been advised that some states are strictly enforcing unclaimed property laws and requiring shares held in “inactive” accounts to be escheated to the state in which the stockholder was last known to reside. One way you can show that your account is active is to vote your shares.

May I ask questions at the virtual Annual Meeting?

Yes. As part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions that are submitted in writing during the meeting by our stockholders who log in with their unique 16-digit control number (stockholders who enter the meeting as a guest will not be able to submit questions) and are pertinent to the Company and the business of the meeting, as time permits. To submit questions in writing during the Annual Meeting, please do so via the annual meeting portal at www.virtualshareholdermeeting.com/ITW2026. Rules of Conduct for the Annual Meeting, including the types of questions that the Company does not intend to address will be available on our website at https://investor.itw.com prior to the meeting, and on the meeting portal at www.virtualshareholdermeeting.com/ITW2026, on the day of the meeting. Examples of questions that are not pertinent are questions related to general economic, political or other views that are not directly related to the business of the Annual Meeting, questions related to personal grievances and derogatory references to individuals.

If there are pertinent questions that cannot be answered during the Annual Meeting due to time constraints, we will post answers to a representative set of such questions (e.g., consolidating duplicative questions) on our website at https://investor.itw.com. The questions and answers will be made available as soon as practicable after the Annual Meeting.

What if I have technical difficulties or trouble accessing the Annual Meeting?

If you experience any technical difficulties accessing the virtual Annual Meeting or during the meeting, please call the toll-free number that will be available at www.virtualshareholdermeeting.com/ITW2026 for assistance. We will have technicians ready to assist you with any technical difficulties you may have beginning 15 minutes prior to the start of the Annual Meeting, at 8:15 a.m., Central Time, on May 8, 2026.

How can I obtain an additional proxy card or voting instruction card?

If you lose, misplace or otherwise need to obtain a proxy card, Notice of Internet Availability or voting instruction card and:

• You are a stockholder of record, contact us in writing at Illinois Tool Works Inc., 155 Harlem Avenue, Glenview, Illinois 60025, Attention: Secretary; or

• You are the beneficial owner of shares held indirectly through a broker, bank or other nominee, contact your account representative at that organization.

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Other Information

How does discretionary voting authority apply?

Stockholders of Record. If you are a stockholder of record and you vote by proxy, the individuals named on the proxy card (your proxies) will vote your shares in the manner you indicate. If your proxy card does not indicate how you want to vote, your proxy will be voted as follows:

“FOR” the election of each director nominee;

“FOR” the advisory vote to approve ITW’s executive compensation;

“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026;

“AGAINST” the non-binding stockholder proposal for directors who fail to obtain a majority vote; and

“FOR” or “AGAINST” any other properly raised matter at the discretion of Susan Crown, Richard H. Lenny and Pamela B. Strobel, or any one of them.

Beneficial Owners. If your shares are held in a brokerage account or by a nominee and you do not provide your broker or nominee with voting instructions, the broker or nominee may represent your shares at the meeting for purposes of obtaining a quorum, but it may not exercise discretion to vote your shares at the meeting unless the proposal is considered a routine matter. The only matter being proposed for stockholder vote at the 2026 Annual Meeting that is considered a routine matter is the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026. As a result, in the absence of voting instructions from you, your broker or nominee will not have discretion to vote on any other matter to be voted on at the Annual Meeting. If you are a beneficial owner, it is important that you provide instructions to your bank, broker or other holder of record so that your vote is counted.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted at our Annual Meeting in one of four ways:

1.
Notify our Secretary in writing before our Annual Meeting that you wish to revoke your proxy;
2.
Submit another proxy with a later date;
3.
Vote by telephone or Internet after you have given your proxy; or
4.
Vote at our virtual Annual Meeting. See “How can I vote my shares at the virtual Annual Meeting?” above.

Why didn’t I receive a paper copy of the Proxy Statement and Form 10-K?

Unless our stockholders have requested paper copies, we are furnishing proxy materials through the Internet. If you received a Notice of Internet Availability by mail or electronically, you will not receive a printed copy of the proxy materials unless you specifically request one. Instead, the Notice of Internet Availability provides instructions on how you may access and review our proxy materials online. The Notice of Internet Availability also instructs you on how you may submit your proxy via the Internet. If you received the Notice of Internet Availability and would still like to receive a printed copy of our proxy materials without charge, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

2026 PROXY STATEMENT	76

Other Information

I have received paper copies - how do I receive future proxy materials electronically?

To sign up to receive stockholder communications electronically, follow the instructions on your proxy card or Notice of Internet Availability under “Vote by Internet.” You will need the 16-digit control number that is printed in the box marked by the arrow, which appears on your proxy card or Notice of Internet Availability. In order to receive the communications electronically, you must have an e-mail account and access to the Internet. If you own your shares through a broker or other nominee, you may contact them directly to request electronic access. Your consent to electronic access will be effective until you revoke it. You may revoke your consent by going to www.proxyvote.com and using the 16-digit control number that is printed in the box marked by the arrow to complete the revocation.

What does it mean if I receive more than one Notice of Internet Availability or set of proxy materials?

Your shares are likely registered differently or are in more than one account. For each notice, proxy and/or voting instruction card or e-mail notification you receive that has a 16-digit control number, you must vote each separately to ensure that all shares you own are voted.

How do I obtain a separate set of proxy materials if I share an address with other stockholders?

We have adopted a procedure approved by the SEC called “householding” whereby we are delivering one Notice of Internet Availability or one set of proxy materials to certain stockholders who share an address, unless otherwise requested. If you received your proxy materials by mail, a separate proxy card is included with the proxy materials for each stockholder sharing an address.

If you share an address with another stockholder and received only one set of proxy materials, and would like to request a separate copy of these materials, please contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. We will promptly deliver a separate copy (free of charge) upon request. Similarly, if you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice of Internet Availability or, if applicable, the proxy materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, you may also contact Broadridge Financial Solutions, Inc. If your shares are held through a brokerage account, please contact your broker directly.

Stockholders who participate in householding will continue to receive separate proxy cards to vote their shares if they receive your proxy materials by mail. Stockholders that receive the Notice of Internet Availability will receive instructions on how to vote their shares via the Internet.

What constitutes a quorum?

The presence, in person or by proxy, of the holders of a majority of ITW shares of common stock entitled to vote at our Annual Meeting constitutes a quorum. Your shares will be considered part of the quorum if you return a signed and dated proxy card or if you vote by telephone or Internet. Abstentions and broker non-votes are counted as “shares present” at the meeting for purposes of determining if a quorum exists. A broker non-vote occurs when your bank, broker or other holder of record holding shares for you as the beneficial owner submits a proxy that does not indicate a vote as to a non-routine proposal because that holder has not received voting instructions from you and, therefore, does not have voting authority for that proposal.

What vote is required to approve each proposal, assuming a quorum is present?

Election of Directors: The number of shares voted “FOR” a director must exceed the number of shares voted “AGAINST” that director to constitute approval by the stockholders.

Advisory (Non-Binding) Vote to approve ITW’s Executive Compensation: The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote will constitute approval by the stockholders.

Ratification of the Appointment of our Independent Registered Public Accounting Firm: The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote will constitute approval by the stockholders.

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Other Information

Approval of Non-Binding Stockholder Proposal for Directors Who Fail To Obtain A Majority Vote: The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote will constitute approval by the stockholders.

What is the effect of a broker non-vote generally and on each proposal?

A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but they will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal. Broker non-votes will not, therefore, impact our ability to obtain a quorum and will have no effect on the election of directors, ratification of the appointment of our Independent Registered Public Accounting Firm, approval of ITW’s executive compensation, or approval of the non-binding Stockholder Proposal.

What if I “abstain” from voting?

An abstention on the election of directors will have no effect on the outcome. An abstention on the other proposals will have the effect of a vote against those proposals.

Who pays to prepare, mail and solicit the proxies?

We will pay the cost of solicitation of proxies including preparing, printing and mailing this Proxy Statement and the Notice of Internet Availability. We will also authorize brokers, dealers, banks, voting trustees and other nominees and fiduciaries to forward copies of the proxy materials to the beneficial owners of ITW common stock. Upon request, we will reimburse them for their reasonable expenses. Also, for a fee of $20,000 plus approved out-of-pocket expenses, D.F. King & Co., Inc. assisted us with our shareholder engagement process and may assist us in soliciting proxies. In addition, our officers, directors, and employees may solicit proxies in person, by mail, by telephone or otherwise.

Submitting Proxy Proposals and Director Nominations for the 2027 Annual Meeting

How do I submit a stockholder proposal for the 2027 Annual Meeting?

To be considered for inclusion in our Proxy Statement for our May 2027 Annual Meeting, a stockholder proposal must be received no later than November 27, 2026. Your proposal must be in writing and must comply with the proxy rules of the SEC. You should send your proposal to our Secretary at our address on the Notice of Annual Meeting of Stockholders immediately following the cover of this Proxy Statement. Rule 14a-8 of the Exchange Act and related guidance provide that certain stockholder proposals may be excluded from a proxy statement. We will evaluate any stockholder proposal received and may exclude such stockholder proposal if permitted in accordance with such rule and guidance.

You also may submit a proposal that you do not want included in the Proxy Statement, but that you want to raise at our 2027 Annual Meeting. We must receive your proposal in writing on or after January 8, 2027, but no later than February 7, 2027. As detailed in the advance notice procedures described in our by-laws, for a proposal other than the nomination of a director to be properly brought before an annual meeting, your notice of proposal must include: (1) your name and address, as well as the name and address of the beneficial owner of the shares, if any; (2) the number of shares of ITW stock owned beneficially and of record by you and any beneficial owner as of the date of the notice (which information must be supplemented as of the record date); (3) a description of certain agreements, arrangements or understandings entered into by you or any beneficial owner with respect to the shares (which information must be supplemented as of the record date) or the business proposed to be brought before the meeting; (4) any other information regarding you or any beneficial owner that would be required under the SEC’s proxy rules and regulations; (5) a brief description of the business you propose to be brought before the meeting, the reasons for conducting that business at the meeting, and any material interest that you or any beneficial owner has in that business; and (6) the text of the proposal or business.

2026 PROXY STATEMENT	78

Other Information

Does ITW allow stockholders to have proxy access for the nomination of directors?

Yes. The Board has adopted proxy access by-law provisions to permit stockholders to include nominees in the Company’s Proxy Statement and form of proxy. See “How do I use proxy access to nominate a director candidate to be included in ITW’s 2027 Proxy Statement?” below.

How do I use proxy access to nominate a director candidate to be included in ITW’s 2027 Proxy Statement?

Any stockholder or group of up to 20 stockholders meeting our continuous ownership requirement of 3% or more of our common stock for at least 3 years, who wishes to nominate a candidate or candidates for election in connection with our 2027 Annual Meeting and require us to include such nominees in our Proxy Statement and form of proxy, must submit such nomination and request so that it is received by our Secretary on or after January 8, 2027, but no later than February 7, 2027. The number of candidates that may be so nominated is limited to the greater of two or the largest whole number that does not exceed 25% of the Board. Revocable loaned shares count as owned for purposes of meeting the continuous ownership requirement, but each stockholder in the requesting group must have full voting and investment rights as well as economic interest in their shares at the time of nomination, record date and meeting date. Two or more investment funds that are part of the same family of funds or sponsored by the same employer will count as one stockholder for purposes of determining the size of the group. All proxy access nominations must be accompanied by information about the nominating stockholders as well as the nominees and meet the requirements as specified in Article II, Section 12 of our by-laws, which include but are not limited to the information specified under “How do I nominate a director candidate who would not be included in ITW’s Proxy Statement?” below.

How do I nominate a director candidate who would not be included in ITW’s Proxy Statement?

If you wish to nominate an individual for election as a director at our 2027 Annual Meeting, our Secretary must receive your written nomination on or after January 8, 2027, but no later than February 7, 2027. For a nomination to be properly brought before an annual meeting, your notice of nomination must include the information set forth in the advance notice procedures described in our by-laws.

In addition to satisfying the foregoing requirements under our by-laws, including the timelines, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the Company’s 2027 Annual Meeting must provide in their notice the information required by Rule 14a-19 of the Securities Exchange Act of 1934, as amended.

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Appendix A

SEGMENT PEER GROUP

Automotive OEM:	Lear Corporation, Aptiv PLC, Autoliv, Inc. and BorgWarner Inc.
Food Equipment:	Middleby Corporation and Electrolux Professional AB
Test & Measurement and Electronics:	Ametek, Inc., Ralliant Corporation, Mettler-Toledo International Inc., Spectris PLC, MKS Instruments, Inc. and Moog Inc.
Welding:	Kennametal Inc., Lincoln Electric Holdings, Inc. and ESAB Corporation
Polymers & Fluids:	3M Company, DuPont de Nemours, Inc., Huntsman Corporation and Dow Inc.
Construction Products:	Carlisle Companies Incorporated, Masco Corporation, Stanley Black & Decker, Inc. and Simpson Manufacturing Co., Inc.
Specialty Products:	Ball Corporation and Amcor plc

GAAP TO NON-GAAP RECONCILIATIONS

After-tax Return on Average Invested Capital (Unaudited)

The Company uses after-tax return on average invested capital ("After-tax ROIC") to measure the effectiveness of its operations' use of invested capital to generate profits. After-tax ROIC is not defined under U.S. generally accepted accounting principles ("GAAP"). After-tax ROIC is a non-GAAP financial measure that the Company believes is a meaningful metric to investors in evaluating the Company’s ability to generate returns from cash invested in its operations and may be different than the method used by other companies to calculate After-tax ROIC. The Company defines After-tax ROIC as operating income after taxes divided by average invested capital, which is annualized when presented in interim periods. Operating income after taxes is a non-GAAP measure consisting of net income before interest expense and other income (expense), on an after-tax basis, which are excluded as they do not represent returns generated by the Company’s operations. For comparability, the Company also excluded the net discrete tax benefit of $27 million in the third quarter of 2025 and the discrete tax benefit of $21 million in the first quarter of 2025 from net income and the effective tax rate for the year ended December 31, 2025. Additionally, for comparability, the Company also excluded the net discrete tax benefit of $121 million in the third quarter of 2024 from net income and the effective tax rate for the year ended December 31, 2024. Also, for comparability, the Company also excluded the discrete tax benefit of $20 million in the second quarter of 2023 from net income and the effective tax rate for the year ended December 31, 2023. Additionally, for comparability, the Company also excluded the discrete tax benefits of $32 million in the fourth quarter of 2022 and $51 million in the second quarter of 2022 from net income and the effective tax rate for the year ended December 31, 2022. Also, for comparability, the Company excluded the discrete tax benefits of $21 million in the third quarter of 2021 and $112 million in the second quarter of 2021 from net income and the effective tax rate for the year ended December 31, 2021. Total invested capital represents the net assets of the Company, other than cash and equivalents and outstanding debt which do not represent capital investment in the Company’s operations. The most comparable GAAP measure to operating income after taxes is net income. Net income to average invested capital and After-tax ROIC for the years ended December 31, 2025, 2024, 2023, 2022 and 2021 were as follows:

A-1

Appendix A

Dollars in millions	2025	2024	2023	2022	2021
Numerator:
Net income	$3,066	$3,488	$2,957	$3,034	$2,694
Net discrete tax benefit related to the third quarter 2025	(27)	—	—	—	—
Discrete tax benefit related to the first quarter 2025	(21)	—	—	—	—
Net discrete tax benefit related to the third quarter 2024	—	(121)	—	—	—
Discrete tax benefit related to the second quarter 2023	—	—	(20)	—	—
Discrete tax benefit related to the fourth quarter 2022	—	—	—	(32)	—
Discrete tax benefit related to the second quarter 2022	—	—	—	(51)	—
Discrete tax benefit related to the third quarter 2021	—	—	—	—	(21)
Discrete tax benefit related to the second quarter 2021	—	—	—	—	(112)
Interest expense, net of tax(1)	222	215	204	156	157
Other (income) expense, net of tax(1)	(32)	(336)	(38)	(196)	(40)
Operating income after taxes	$3,208	$3,246	$3,103	$2,911	$2,678

Denominator:
Invested capital:
Cash and equivalents	$851	$948	$1,065	$708	$1,527
Trade receivables	3,227	2,991	3,123	3,171	2,840
Inventories	1,659	1,605	1,707	2,054	1,694
Net assets held for sale	—	—	—	7	—
Net plant and equipment	2,230	2,036	1,976	1,848	1,809
Goodwill and intangible assets	5,689	5,431	5,566	5,632	5,937
Accounts payable and accrued expenses	(2,158)	(2,095)	(2,244)	(2,322)	(2,233)
Debt	(8,969)	(7,863)	(8,164)	(7,763)	(7,687)
Other, net	697	264	(16)	(246)	(261)
Total net assets (stockholders' equity)	3,226	3,317	3,013	3,089	3,626
Cash and equivalents	(851)	(948)	(1,065)	(708)	(1,527)
Debt	8,969	7,863	8,164	7,763	7,687
Total invested capital	$11,344	$10,232	$10,112	$10,144	$9,786

Average invested capital(2)	$10,959	$10,419	$10,214	$10,017	$9,087

Net income to average invested capital	28.0%	33.5%	29.0%	30.3%	29.6%
After-tax return on average invested capital	29.3%	31.2%	30.4%	29.1%	29.5%

(1)	Effective tax rate used for interest expense and other (income) expense for the years ended December 31, 2025, 2024, 2023, 2022 and 2021 was 23.9%, 23.8%, 23.2%, 23.2% and 23.0%, respectively.
(2)	Average invested capital is calculated using the total invested capital balances at the start of the period and at the end of each quarter within each of the periods presented.

A reconciliation of the 2025 effective tax rate, excluding the third quarter 2025 net discrete tax benefit of $27 million, which included a favorable discrete tax benefit of $43 million related to the estimated U.S. federal tax liability for 2024, partially offset by a $16 million discrete tax expense related primarily to the resolution of a foreign tax audit, and excluding the first quarter 2025

2026 PROXY STATEMENT	A-2

Appendix A

discrete tax benefit of $21 million related to the reversal of a valuation allowance on net operating loss carryforwards, is as follows:

	Twelve Months Ended December 31, 2025

Dollars in millions	Income Taxes	Tax Rate
As reported	$900	22.7%
Net discrete tax benefit related to the third quarter 2025	27	0.7%
Discrete tax benefit related to the first quarter 2025	21	0.5%
As adjusted	$948	23.9%

After-tax ROIC for the year ended December 31, 2024 included 90 basis points of favorable impact related to the cumulative effect of the change from the LIFO method of accounting to the FIFO method for certain U.S. businesses ($117 million pre-tax, or $88 million after-tax) in the first quarter of 2024.

A reconciliation of the 2024 effective tax rate excluding the third quarter 2024 net discrete tax benefit of $121 million, which included favorable discrete tax benefits of $107 million related to the utilization of capital loss carryforwards upon the sale of Wilsonart and $87 million related to a reorganization of the Company’s intellectual property, partially offset by a $73 million discrete tax expense related to the remeasurement of unrecognized tax benefits associated with various intercompany transactions, is as follows:

	Twelve Months Ended December 31, 2024

Dollars in millions	Income Taxes	Tax Rate
As reported	$934	21.1%
Net discrete tax benefit related to the third quarter 2024	121	2.7%
As adjusted	$1,055	23.8%

A reconciliation of the 2023 effective tax rate excluding the second quarter 2023 discrete tax benefit of $20 million related to amended 2021 U.S. taxes is as follows:

	Twelve Months Ended December 31, 2023

Dollars in millions	Income Taxes	Tax Rate
As reported	$866	22.6%
Discrete tax benefit related to the second quarter 2023	20	0.6%
As adjusted	$886	23.2%

A reconciliation of the 2022 effective tax rate excluding the fourth quarter 2022 discrete tax benefit of $32 million related to the utilization of capital loss carryforwards and the second quarter 2022 discrete tax benefit of $51 million related to the resolution of a U.S. tax audit is as follows:

	Twelve Months Ended December 31, 2022
Dollars in millions	Income Taxes	Tax Rate
As reported	$808	21.0%
Discrete tax benefit related to the fourth quarter 2022	32	0.8%
Discrete tax benefit related to the second quarter 2022	51	1.4%
As adjusted	$891	23.2%

A-3

Appendix A

A reconciliation of the 2021 effective tax rate excluding the third quarter 2021 discrete tax benefit of $21 million related to the utilization of capital loss carryforwards and the second quarter 2021 discrete tax benefit of $112 million related to a change in the U.K. income tax rate is as follows:

	Twelve Months Ended December 31, 2021
Dollars in millions	Income Taxes	Tax Rate
As reported	$632	19.0%
Discrete tax benefit related to the third quarter 2021	21	0.6%
Discrete tax benefit related to the second quarter 2021	112	3.4%
As adjusted	$765	23.0%

2024 Adjusted Net Income Per Share - Diluted (Unaudited)

Twelve Months Ended December 31, 2024
As reported in the 2024 Form 10-K	$11.71
Impact of sale of noncontrolling interest in Wilsonart in the third quarter 2024	(1.26)
Cumulative effect of change in inventory accounting method, net of tax in the first quarter 2024	(0.30)
As Adjusted	$10.15

2012 Adjusted Income Per Share from Continuing Operations - Diluted (Unaudited)

Twelve Months Ended December 31, 2012
As reported in the 2013 Form 10-K	$4.72
Decorative Surfaces net gain	1.34
Decorative Surfaces equity interest	(0.04)
Decorative Surfaces operating results	0.21
As adjusted for the Decorative Surfaces business	$3.21

2026 PROXY STATEMENT	A-4

(Company logo) ILLINOIS TOOL WORKS INC. ATTN: SHAREHOLDER RELATIONS 155 HARLEM AVENUE GLENVIEW, IL 60025 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 p.m., CT, on May 7, 2026 for shares held directly and for shares held in an ITW retirement plan account, vote by 10:59 p.m., CT, on May 5, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ITW2026You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 10:59 p.m., CT, on May 7, 2026 for shares held directly and for shares held in an ITW retirement plan account, vote by 10:59 p.m., CT, on May 5, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V82753-Z91660-P41641 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ILLINOIS TOOL WORKS INC. The Board of Directors recommends you vote FOR all nominees: 1. Election of Directors 1a. Daniel J. Brutto 1b. Susan Crown 1c. Darrell L. Ford 1d. Kelly J. Grier 1e. James W. Griffith 1f. Jay L. Henderson 1g. Jaime Irick 1h. Richard H. Lenny 1i. Christopher A. O'Herlihy 1j. E. Scott Santi For Against Abstain 1k. Jennifer F. Scanlon 1l. David B. Smith, Jr. 1m. Pamela B. Strobel The Board of Directors recommends you vote FOR the following proposals: 2. Advisory vote to approve executive compensation of ITW's named executive officers; 3. Ratification of the appointment of Deloitte & Touche LLP as ITW's independent registered public accounting firm for 2026; and The Board of Directors recommends you vote AGAINST the following proposal: 4. A non-binding stockholder proposal, if properly presented at the meeting, for Directors who fail to obtain a majority vote. For Against Abstain For Against Abstain For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign by authorized officer and give full title. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

ILLINOIS TOOL WORKS INC. ANNUAL MEETING OF STOCKHOLDERS FRIDAY, MAY 8, 2026 8:30 A.M. CT The Annual Meeting will be held in virtual format at www.virtualshareholdermeeting.com/ITW2026. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of the Annual Meeting, 2026 Proxy Statement and 2025 Form 10-K are available at www.proxyvote.com. V82754-Z91660-P41641 ILLINOIS TOOL WORKS INC. ANNUAL MEETING OF STOCKHOLDERS May 8, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Illinois Tool Works Inc. ("ITW") hereby appoints Susan Crown, Richard H. Lenny, and Pamela B. Strobel, or any of them, with full power of substitution, to act as proxies at the Annual Meeting of Stockholders of ITW to be held virtually at www.virtualshareholdermeeting.com/ITW2026 on May 8, 2026 with authority to vote as directed by this Proxy Card at the meeting, and any adjournments of the meeting, all shares of common stock of ITW registered in the name of the undersigned. If no direction is made, this proxy will be voted FOR the election of each director nominee under Proposal 1; FOR Proposals 2 and 3; AGAINST Proposal 4; and FOR or AGAINST any other properly raised matter at the discretion of the proxies. If the undersigned is a participant in the ITW Savings and Investment Plan or the ITW Bargaining Savings and Investment Plan, the undersigned is also instructing the trustee of those plans to vote the shares of ITW common stock attributable to the undersigned in such plans as instructed on the reverse side and, in the discretion of the trustee, upon such other business as may come before the meeting, and if no instructions are given, the trustee will vote the shares in the same proportion as the shares for which voting instructions have been received. IMPORTANT – THIS PROXY CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE.